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Exhibit 10.26

EXECUTION COUNTERPART

COLLATERAL AGENCY AND
INTERCREDITOR AGREEMENT

Dated as of December 15, 1999

among

MIDWEST GENERATION EME LLC,

EDISON MISSION MIDWEST HOLDINGS CO.,

EDISON MISSION OVERSEAS CO.,

MIDWEST GENERATION, LLC,

COLLINS HOLDINGS EME, LLC,

EACH OWNER LESSOR,

MIDWEST FUNDING LLC,

THE HOLDINGS ADMINISTRATIVE AGENT,

EACH HOLDER REPRESENTATIVE,

EACH OTHER REPRESENTATIVE,

THE MIDWEST LC ISSUER,

THE DEPOSITARY AGENT,

THE DEPOSITARY BANK,

and

THE HOLDINGS COLLATERAL AGENT

SCHEDULE I—Cashflow Recapture Fund Account Number
SCHEDULE II—Cashflow Recapture Grid

APPENDIX A—Definitions

EXHIBIT A—Form of Designation Letter
EXHIBIT B—Form of MGE Pledge Agreement
EXHIBIT C—Form of Holdings Pledge Agreement
EXHIBIT D—Form of EMOC Pledge Agreement
EXHIBIT E—Form of EMOC Loan Documents

i

INTERCREDITOR AGREEMENT

        This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "Intercreditor Agreement") dated as of December 15, 1999 among: (i) MIDWEST GENERATION EME LLC, a Delaware limited liability company (together with its successors and assigns, "MGE"); (ii) EDISON MISSION MIDWEST HOLDINGS CO., a Delaware corporation (together with its successors and assigns, "Holdings"); (iii) EDISON MISSION OVERSEAS CO., a Delaware limited liability company (together with its successors and assigns, "EMOC"); (iv) MIDWEST GENERATION, LLC, a Delaware limited liability company (together with its successors and assigns, "Midwest"); (v) COLLINS HOLDINGS EME, LLC, a Delaware limited liability company (together with its successors and assigns, "Collins Holdings"); (vi) COLLINS TRUST I, a Delaware business trust (together with its successor and assigns, "Owner Lessor I"); (vii) COLLINS TRUST II, a Delaware business trust (together with its successor and assigns, "Owner Lessor II"); (viii) COLLINS TRUST III, a Delaware business trust (together with its successor and assigns, "Owner Lessor III"); (ix) COLLINS TRUST IV, a Delaware business trust (together with its successor and assigns, "Owner Lessor IV", and, together with Owner Lessor I, Owner Lessor II and Owner Lessor III, the "Owner Lessors"); (x) MIDWEST FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, "Funding LLC"); (xi) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor I referred to below (together with its successors and assigns in such capacity, the "Trust I Holder Representative"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor I (the "Trust I Holders"); (xii) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor II referred to below (together with its successors and assigns in such capacity, the "Trust II Holder Representative"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor II (the "Trust II Holders"); (xiii) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor III referred to below (together with its successors and assigns in such capacity, the "Trust III Holder Representative"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor III (the "Trust III Holders"); (xiv) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor IV referred to below (together with its successors and assigns in such capacity, the "Trust IV Holder Representative", and together with the Trust I Holder Representative, the Trust II Holder Representative and the Trust III Holder Representative, the "Holder Representatives"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor IV (the "Trust IV Holders", and together with the Trust I Holders, the Trust II Holders and the Trust III Holders, the "Holders"); (xv) The Chase Manhattan Bank, a banking institution organized under the laws of the State of New York, as the administrative agent under the Holdings Credit Agreement referred to below (together with its successors and assigns in such capacity, the "Holdings Administrative Agent"), acting in such capacity for and on behalf of the Lenders referred to in the Holdings Credit Agreement (the "Holdings Lenders"); (xvi) any trustees or agents under any Permitted Secured Indebtedness Documents, acting in such capacity for and on behalf of the holders of the indebtedness or obligations evidenced by Permitted Secured Indebtedness Documents (together with their respective successors and assigns in such capacity, the "Other Representatives"); (xvii) Bayerische Landesbank International, S.A., a banking institution organized under the laws of Luxembourg, as the Midwest LC Issuer hereunder (together with its successors and assigns in such capacity, the "Midwest LC Issuer"); (xviii) Citibank, N.A., a national banking association, as depositary agent hereunder (together with its successors and assigns in such capacity, the "Depositary Agent"); (xix) Citibank, N.A., a national banking association, as the depositary bank hereunder (together with its successors and assigns in such capacity, the "Depositary Bank"); and (xx) Citibank, N.A., a national banking association, as the collateral agent appointed hereunder for the Secured Parties (together with its successors and assigns in such capacity, the "Holdings Collateral Agent").

W I T N E S S E T H:

        WHEREAS, Midwest intends to acquire certain electric generation facilities and other related assets associated therewith and ancillary thereto located in the State of Illinois (collectively, the "ComEd Assets") pursuant to the Asset Sale Agreement dated as of March 22, 1999 (as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, the "Asset Sale Agreement") with Commonwealth Edison Company, as seller, and Edison Mission Energy, as purchaser;

        WHEREAS, Midwest intends to finance the acquisition of certain of the ComEd Assets pursuant to the Asset Sale Agreement with the proceeds of (i) equity contributions from Holdings to Midwest in the amount of $650,000,000 and (ii) intercompany loans from EMOC to Midwest in the aggregate principal amount of $3,679,000,000 funded by EMOC from equity contributions received by EMOC from Holdings in a like amount;

        WHEREAS, Holdings intends to finance its equity contributions to Midwest and EMOC from the proceeds of (i) the Tranche A Loans and the Tranche B Loans under the Holdings Credit Agreement and (ii) an equity contribution from Edison Mission Energy indirectly through MGE in the amount of $2,650,000,000;

        WHEREAS, Midwest intends to finance indirectly the acquisition of the Collins Facility under the Asset Sale Agreement through the lease financings under which each Owner Lessor shall acquire from ComEd an undivided interest in the Collins Facility and certain related assets as further described in the Facility Lease of such Owner Lessor (as to each such Facility Lease, the "Leased Assets") for the Applicable Purchase Price and lease the Leased Assets to Collins Holdings under the Facility Lease of such Owner Lessor and Collins Holdings shall sublease the Leased Assets subject to each such Facility Lease to Midwest under a Facility Sublease;

        WHEREAS, each Owner Lessor shall finance its Applicable Purchase Price through the Applicable Equity Investment provided by its respective Owner Participant and the purchase by Funding LLC of Lessor Notes issued by such Owner Lessor pursuant to the Lessor Loan Agreement of such Owner Lessor;

        WHEREAS, each Lessor Note is secured by the Lessor Collateral of such Owner Lessor including, without limitation, all right, title and interest of such Owner Lessor in, to and under, the Lease Obligations Guarantee with respect to the Facility Lease of such Owner Lessor and the related Facility Sublease;

        WHEREAS, Funding LLC shall procure funding for its purchase of the Initial Lessor Notes to be purchased by it under the Lessor Loan Agreements through administered commercial paper conduit companies supported by one or more credit facilities from banks and other financial institution;

        WHEREAS, Holdings intends to finance certain working capital requirements of the respective businesses of Holdings and its Subsidiaries (including, without limitation, Midwest) through the Tranche C Loans under the Holdings Credit Agreement;

        WHEREAS, Holdings may in the future incur Permitted Secured Indebtedness, as permitted under the Holdings Credit Agreement and the other Financing Documents;

        WHEREAS, certain of the parties hereto have entered into the Holdings Credit Agreement dated as of December 15, 1999 among Holdings, the Holdings Lenders and the Holdings Administrative Agent (as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, the "Holdings Credit Agreement");

        WHEREAS, with respect to each Facility Lease and each Facility Sublease, certain of the parties hereto have entered into a Lease Obligations Guarantee;

        WHEREAS, Midwest and the Midwest LC Issuer have entered into the Midwest Reimbursement Agreements;

        WHEREAS, Holdings has entered into a Letter of Credit Guarantee with respect to each Midwest Reimbursement Agreement and the related Midwest Letters of Credit;

        WHEREAS, the obligations of Holdings under the Holdings Credit Agreement, the obligations of Holdings under each Lease Obligations Guarantee, the obligations of Holdings under the Letter of Credit Guarantee and the obligations of Holdings under the Permitted Secured Indebtedness Documents (in each case together with other related obligations constituting Secured Obligations) are intended to be secured by the Holdings Collateral;

        WHEREAS, the parties hereto desire to enter into this Intercreditor Agreement to set forth their mutual understanding with respect to (i) the exercise of certain rights, remedies and options by the respective parties hereto under the Financing Documents and the Security Documents, (ii) the priority of their respective Liens and Security Interests created by the Security Documents, (iii) the appointment of, and the rights and obligations of, the Holdings Collateral Agent and (iv) the appointment of the Depositary Agent and Depositary Bank to hold and administer the proceeds of certain revenues of the Obligors.

        NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

        SECTION 1.    Definitions.    Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto under, Annex A hereto.

        SECTION 2.    Priority of Security Interests.    Each of the Secured Parties hereby acknowledges and agrees that until the Intercreditor Agreement Termination Date:

          (a)  The Lien and Security Interest in the Holdings Collateral held by the Holdings Collateral Agent is held for the benefit of all of the Secured Parties. Pursuant to Section 4.04 of the Holdings Pledge Agreement and Section 4.04 of the EMOC Pledge Agreement, the Lien on and Security Interest in any amounts constituting Holdings Collateral or the proceeds thereof deposited into the Cashflow Recapture Fund shall, contemporaneously with such deposit, automatically terminate and be released and each Secured Party agrees that upon such deposit and at all times thereafter such amounts shall not constitute Holdings Collateral.

          (b)  The allocation of funds among the Secured Parties specified in this Intercreditor Agreement with respect to (i) the Holdings Collateral and (ii) all proceeds of the Holdings Collateral, in each case is applicable irrespective of any statement to the contrary in any Financing Document, any Security Document, or any other agreement, the time or order or method of attachment or perfection of Liens, the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests and to the extent not provided for in this Intercreditor Agreement, the rights and priorities of the Secured Parties shall be determined in accordance with Requirements of Law.

          (c)  Notwithstanding the designation of each Owner Lessor as a Secured Party in the definition thereof set out in Annex A hereto, each Owner Lessor has pledged, assigned, hypothecated and transferred to, and has granted a security interest in favor of, its respective Holder Representative for the benefit of the Holders represented by such Holder Representative in all of its rights, title and interest in the Holdings Collateral and the Cashflow Recapture Collateral as collateral security for each Lessor Note of such Owner Lessor and certain other obligations of such Owner Lessor in accordance with the Lessor Loan Agreement and the other

  Lessor Security Documents of such Owner Lessor and, accordingly, so long as the Lessor Loan Agreement of such Owner Lessor is in effect each such Owner Lessor agrees that it shall not exercise any rights or obligations under this Intercreditor Agreement or any other Security Document as a Secured Party or a Cashflow Recapture Secured Party and further agrees (and each other Secured Party agrees) that the Holder Representative (for itself and on behalf of the Holders) under the Lessor Loan Agreement to which such Owner Lessor is party shall exercise such rights as a Secured Party and a Cashflow Recapture Secured Party under this Intercreditor Agreement and the other Security Documents including by virtue of the power-of-attorney granted by each such Owner Lessor to its related Holder Representative pursuant to the Habendum Clause of the Lessor Loan Agreement to which such Owner Lessor is a party.

          (d)  The Lien and Security Interest on the Cashflow Recapture Collateral held by the Depositary Agent is held for the sole benefit of the Cashflow Recapture Secured Parties as further set forth in this Intercreditor Agreement and the provisions of Sections 5, 6, 7, 8, 9, 10, 11 and 12 of this Intercreditor Agreement are for the sole benefit of the Cashflow Recapture Secured Parties and no other Secured Party shall have any rights under any such Sections. It is expressly agreed by each of the parties hereto that the Cashflow Recapture Collateral shall not in any respect constitute Holdings Collateral.

        SECTION 3.    Exercise of Rights.    Each of the Secured Parties hereby acknowledges and agrees that until the Intercreditor Agreement Termination Date:

          (a)  The Holdings Collateral Agent shall administer the Holdings Collateral in the manner contemplated by the Security Documents and this Intercreditor Agreement and shall exercise, only upon the written instruction of the Required Creditors and in accordance with Sections 3, 4 and 13 hereof, such rights and remedies with respect to the Holdings Collateral as are granted to it under the other Security Documents, this Intercreditor Agreement and Requirements of Law; provided, however, that if the underlying event which caused any related Intercreditor Agreement Event of Default is a Bankruptcy Event of which the Holdings Collateral Agent shall have received written notice, no written instruction of the Required Creditors shall be required in order to permit and authorize the Holdings Collateral Agent during the continuance of such Intercreditor Agreement Event of Default to take any and all actions and to exercise any and all rights, remedies and options which it may have under the other Security Documents or this Intercreditor Agreement.

          (b)  No Secured Party shall have any right, other than in accordance with Sections 3, 4 and 13 hereof, to (i) sell, exchange, release or otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Secured Obligations (or certain of them) in accordance with the Security Documents, (ii) exercise or refrain from exercising any rights to direct the Holdings Collateral Agent to take any action in respect of the Obligors or the Holdings Collateral or (iii) take any other action with respect to the Holdings Collateral (A) independently of the Holdings Collateral Agent or (B) other than to direct the Holdings Collateral Agent (through written instructions) to take action in accordance with Sections 3, 4 and 13 hereof. Any of the Secured Parties or the Holdings Collateral Agent (in the case of the Holdings Collateral Agent, in accordance with written direction pursuant to this Intercreditor Agreement) may, at any time and from time to time (1) amend in any manner any outstanding Financing Documents to which it is a party in accordance with the terms thereof, (2) release anyone liable in any manner, or release any collateral (other than the Holdings Collateral) held for the benefit of such Secured Party, under or in respect of such Secured Party's Secured Obligations in accordance with the terms of the Financing Documents to which it is a party and (3) except as otherwise provided in Section 6 hereof, apply any sums from time to time received for payment or satisfaction of such Secured Party's Secured Obligations; provided that the Holdings Collateral Agent shall not be required to amend such Financing Documents, release any such collateral or apply such sums unless and until it has received written instructions from the Required Creditors to do so.

          (c)  Upon the written request of the Holdings Collateral Agent, each Secured Party Representative shall give the Holdings Collateral Agent written notice of the outstanding Secured Obligations owed to the Secured Parties represented by such Secured Party Representative under the Financing Documents or the Security Documents and any other information that the Holdings Collateral Agent may reasonably request that is reasonably available to such Secured Party Representative.

          (d)  Upon the occurrence and continuance of an Intercreditor Agreement Event of Default, the Holdings Collateral Agent shall have an independent right, but not an obligation, to request, at Holdings' reasonable expense, any Independent Consultants to (i) review any documents or materials, (ii) conduct any independent investigation related to the Obligors or (iii) to confirm compliance with the provisions of the Financing Documents and the Security Documents with respect to matters requiring the particular expertise of such Independent Consultant.

          (e)  In the event that the consent, approval or direction of the Required Creditors is required or otherwise contemplated in connection with the operation or administration of (including the exercise of remedies under), any amendment, modification, supplement or waiver of any provision of, or any consent or approval under any Security Document (including, without limitation, this Intercreditor Agreement), or any Financing Document (such consent, approval or direction, "Required Creditor Action") the following procedures shall be followed:

              (i)  The Secured Party Representative requesting such Required Creditor Action shall furnish the Holdings Collateral Agent with a Senior Creditor Certificate (the "Required Action Initiation Notice") setting forth: (a) a description of the Required Creditor Action that is being requested, (b) the Eligible Voters in connection with such Required Creditor Action, (c) the Requisite Percentage necessary in order to effect such Required Creditor Action and (d) the applicable Voting Period. To the extent practicable, such Required Action Initiation Notice shall be accompanied by drafts of any amendment, modification, supplement or waiver of provisions of any Security Document or any other Financing Document that is to be part of the Required Creditor Action.

            (ii)  Promptly upon the receipt of the Required Action Initiation Notice, the Holdings Collateral Agent shall furnish each Secured Party Representative with a Holdings Collateral Agent Certificate (the "Required Action Notice") setting forth: (a) a description of the Required Creditor Action that is being requested, (b) the Secured Party Representative requesting such Required Creditor Action, (c) the Eligible Voters in connection with such Required Creditor Action, (d) the Requisite Percentage necessary in order to effect such Required Creditor Action and (e) the period of time (which shall not be less than 15 days in connection with any Required Creditor Action unless an Intercreditor Agreement Event of Default has occurred and is continuing in which event such period may be shorter) at the end of which such Secured Party Representative is to furnish a Senior Creditor Voting Certificate referred to in clause (iv) below (such period of time with respect to such Required Creditor Action, the "Voting Period"). To the extent such drafts accompanied the Required Action Initiation Notice, such Required Action Notice shall be accompanied by drafts of any amendment, modification, supplement or waiver of provisions of any Security Document or any other Financing Document that is to be part of the Required Creditor Action.

            (iii)  Promptly upon the receipt of the Required Action Notice, each Secured Party Representative shall, in accordance with the terms of the relevant Financing Documents, determine the portion of aggregate Facility Exposure under such Financing Documents (expressed in Dollars) in favor of the Required Creditor Action described in the Required Action Notice as of the last day of the Voting Period and the portion of aggregate Facility

    Exposure under such Financing Documents (expressed in Dollars) opposed to the Required Creditor Action in the Required Action Notice as of the last day of the Voting Period.

            (iv)  Promptly but in no case later than three Business Days after the last day of the Voting Period, each Secured Party Representative shall furnish to the Holdings Collateral Agent a Senior Creditor Certificate (each, a "Senior Creditor Voting Certificate") setting forth as to the relevant Financing Documents to which such Secured Party Representative is a party: (A) the aggregate Facility Exposure under such Financing Document (expressed in Dollars), (B) the portion of aggregate Facility Exposure under such Financing Document in favor of the Required Creditor Action (expressed in Dollars) and (C) the portion of aggregate Facility Exposure under such Financing Document opposed to the Required Creditor Action (expressed in Dollars).

            (v)  Promptly but in no case later than eight Business Days after the last day of the Voting Period, the Holdings Collateral Agent shall furnish each Secured Party Representative with a Holdings Collateral Agent Certificate (the "Resolution Notice") setting forth: (A) the aggregate Facility Exposure under all Senior Creditor Voting Certificates received by the Holdings Collateral Agent, (B) the portion of such Facility Exposure in favor of the Required Creditor Action, (C) the portion of such Facility Exposure opposed to the Required Creditor Action, (D) the fraction (expressed as a percentage) the numerator of which is the amount referred to in clause (B) above and the denominator of which is the amount referred to in clause (A) above, (E) the fraction (expressed as a percentage) the numerator of which is the amount referred to in clause (C) above and the denominator of which is the amount referred to in clause (A) above, (F) the Requisite Percentage necessary to constitute Required Creditors in connection with the Required Action and (G) whether the Eligible Voters in favor of such Required Creditor Action constitute Required Creditors.

            (vi)  As used in this Section 3(e), the following terms shall have the following meanings:

              "Eligible Credit Facility" means each Financing Document that provides for the extension of credit constituting Eligible Debt.

              "Eligible Debt" means Secured Obligations consisting of Holdings Loans (and commitments to lend in respect thereof), Permitted Secured Indebtedness (and commitments to lend in respect thereof), Midwest LC Reimbursement Obligations or Operating Lease Liabilities under each Facility Lease (provided that, so long as the Lessor Loan Agreement of any Owner Lessor remains outstanding, the Lessor Notes under each such Lessor Loan Agreement shall be deemed to constitute "Eligible Debt" in place of the related Operating Lease Liabilities owing to such Owner Lessor).

              "Eligible Voter" means each Person extending credit (or committed to extend credit) consisting of Eligible Debt under an Eligible Credit Facility (including, without limitation, the Holdings Lenders and the Holders); provided that in the case of any Required Creditor Action with respect to the Cashflow Recapture Collateral, the removal of the Depositary Agent or Depositary Bank or the appointment of a replacement Depositary Agent or Depositary Bank, "Eligible Voter" means each Person extending credit (or committed to extend credit) consisting of Eligible Debt in respect of the Holdings Loans and Operating Lease Liabilities under the Facility Leases (provided, further, that so long as the Lessor Loan Agreement of any Owner Lessor remains outstanding, the Lessor Notes under each such Lessor Loan Agreement shall be deemed to constitute such "Eligible Debt" in place of the related Operating Lease Liabilities owing to such Owner Lessor).

              "Facility Exposure" means, with respect to any Eligible Voter under an Eligible Credit Facility, the sum (computed without duplication) of (A) the aggregate amount of the undrawn commitment of such Eligible Voter to extend credit consisting of Eligible Debt under such Eligible Credit Facility (or, if applicable, the undrawn face amount of all letters of credit issued for the account of an Obligor by such Eligible Voter) plus (B) the aggregate principal amount of Eligible Debt of such Eligible Voter outstanding under such Eligible Credit Facility; provided that with respect to any Eligible Voter under an Eligible Credit Facility constituting Permitted Secured Indebtedness that is an Interest Rate Hedging Transaction, "Facility Exposure" means (x) in the event that no Intercreditor Agreement Event of Default has occurred and is continuing, the amount currently due and unpaid under the Financing Documents evidencing such Interest Rate Hedging Transaction and (y) in the event an Intercreditor Agreement Event of Default has occurred and is continuing, the amount (if any) payable to such Eligible Voter assuming that such Interest Rate Hedging Transaction were terminated as of the first day of the relevant Voting Period (as computed in accordance with the Financing Documents evidencing such Interest Rate Hedging Transaction).

              "Required Creditors" means, with respect to any Required Creditor Action, Eligible Voters having the Requisite Percentage of the aggregate Facility Exposure under all Senior Creditor Voting Certificates received by the Holdings Collateral Agent as of the last day of the related Voting Period with respect to such Required Creditor Action.

              "Requisite Percentage" means 50.1%, except that for any Required Creditor Action with respect to any amendment, modification, supplement or waiver of (or of any defined term as the same is used in any such provision): (A) any provision of this Intercreditor Agreement, (B) any provision in any Security Document relating to the release of Holdings Collateral and (C) any provision in any Security Document to the extent that such amendment, modification, supplement or waiver would reduce the payment obligations of the obligor thereunder, the "Requisite Percentage" means 100%.

        SECTION 4.    Certain Actions.    Until the Intercreditor Agreement Termination Date, the following provisions shall apply:

          (a)  In the event that any Secured Party Representative shall deliver to the Holdings Collateral Agent a Senior Creditor Certificate on or prior to any Quarterly Payment Date, as the case may be, to the effect that the Restricted Payment Conditions will not be satisfied as of such Quarterly Payment Date, the Holdings Collateral Agent shall deliver to each Obligor, each Secured Party Representative and the Depositary Agent a Holdings Collateral Agent Certificate specifying that information which expressly has been provided to it in such Senior Creditor Certificate.

          (b)  Each Secured Party Representative hereby agrees to give each other Secured Party Representative and the Holdings Collateral Agent a Senior Creditor Certificate with respect to (i) the occurrence of an Intercreditor Agreement Default under such Secured Party Representative's Financing Documents of which it has knowledge, (ii) the occurrence of an Intercreditor Agreement Event of Default under such Secured Party Representative's Financing Documents of which it has knowledge and (iii) the occurrence of an acceleration pursuant to which the Secured Indebtedness of the Secured Parties represented by such Secured Party Representative shall have been declared to be or shall have automatically become due and payable earlier than the scheduled maturity thereof (or similar remedial actions including, without limitation, remedial termination of commitments or demands for cash collateral, shall have been taken) and setting forth the aggregate amount of Secured Indebtedness that shall have been so accelerated under such Financing Documents, in each case as soon as practicable after the occurrence thereof; provided, however, that the failure to provide such Senior Creditor Certificate shall not limit or impair the rights of the Secured Parties hereunder or under the Financing Documents, the Security Documents or this Intercreditor Agreement. No Secured Party Representative shall be deemed to have knowledge or notice of the occurrence of an Intercreditor Agreement Default under the Financing Documents to which it is a party other than an Intercreditor Agreement Default due to non-payment of any obligation owed to the Secured Parties represented by such Secured Party Representative until such Secured Party Representative has received a written notice of such Intercreditor Agreement Default or Intercreditor Agreement Event of Default from an Obligor, another Secured Party Representative or any other Person for whom such Secured Party Representative is acting as agent, trustee or representative.

          (c)  Each Obligor hereby agrees that if an Intercreditor Agreement Event of Default has occurred and is continuing, the Holdings Collateral Agent is hereby irrevocably authorized and empowered to act as the attorney-in-fact for such Obligor with respect to the giving of any instructions or notices under and in accordance with this Intercreditor Agreement and that the Holdings Collateral Agent shall incur no liability for, or in respect of, its giving or failure to give such instructions or notices. The Holdings Collateral Agent hereby agrees that, upon the written request of the Required Creditors, it shall give such notices and instructions under this Intercreditor Agreement to the Depositary Agent. The Depositary Agent hereby agrees that it shall accept such notices and instructions from the Holdings Collateral Agent.

          (d)  Each Obligor shall (i) from time to time but in no event later than ten days following the acquisition by any Obligor of any property intended by the Security Documents to be Holdings Collateral ("Subject Property") but which is not subject to the Liens and Security Interests purported to be created by the Security Documents or (ii) at any other time as the Holdings Collateral Agent or the Depositary Agent (acting upon the instruction of the Required Creditors) may reasonably request in writing, including, but not limited to, in connection with a change or amendment in any Requirement of Law affecting any Liens and Security Interests created by the Security Documents or the occurrence or continuance of an Intercreditor Agreement Default, furnish to the Holdings Collateral Agent and the Depositary Agent such amendments or supplements to the other Security Documents or this Intercreditor Agreement, as the case may be (or such additional security agreements or instruments, notifications or acknowledgments) as are necessary to subject the Subject Property, to the Liens and Security Interests purported to be created by the Security Documents and shall effect the filing for recordation or re-filing for recordation of the other Security Documents or this Intercreditor Agreement, such amendments and supplements hereto or thereto and any other requisite documents that are necessary in connection therewith for the creation or perfection of such Liens and Security Interests. The Holdings Collateral Agent and the Depositary Agent hereby agree to execute such amendments or supplements to the Security Documents or this Intercreditor Agreement (or such additional security agreements or instruments, notifications or acknowledgments) as are reasonably satisfactory to the Holdings Collateral Agent or the Depositary Agent (acting upon the instruction of the Required Creditors), as the case may be, and their respective counsel and shall take such actions requested by any Obligor (and at the sole cost, expense and responsibility of and liability to such Obligor) with respect to the filing for recordation or re-filing for recordation of the other Security Documents or this Intercreditor Agreement, such amendments and supplements hereto or thereto and any other requisite documents that are necessary in connection therewith for the creation or perfection of such Liens and Security Interests or other interests (in each case at the sole cost, expense and responsibility of and liability to such Obligor) so as to permit each Obligor to comply with their respective obligations under this Section 4(d). The consent of the Required Creditors shall not be required in connection with the performance by any Obligor of its obligations under this Section 4(d) or the performance by the Holdings Collateral Agent or the Depositary Agent of their respective duties under the preceding sentence so long as Holdings shall certify in an Obligor Certificate, and the Holdings Collateral Agent or the Depositary Agent, as the case may be, shall, in good faith, determine, that the performance of such obligations does not adversely affect any Secured Party.

        SECTION 5.    Establishment of the Cashflow Recapture Fund; and Lien and Security Interest; Etc.    (a) The Depositary Bank hereby confirms that it has established at its office in New York, New York listed in Section 24 hereof a securities account entitled the "Cashflow Recapture Fund", which Cashflow Recapture Fund shall be maintained by the Depositary Bank until the Intercreditor Agreement Termination Date. The account number of the Cashflow Recapture Fund established hereunder is set forth on Schedule I hereto. The Cashflow Recapture Fund shall not be evidenced by passbooks or similar writings.

        (b)  All amounts from time to time held in the Cashflow Recapture Fund shall be maintained (A) in the name of Holdings subject to the lien and security interest of the Depositary Agent for the benefit of the Cashflow Recapture Secured Parties as set forth herein and (B) in the custody of the Depositary Bank for and on behalf of the Depositary Agent for the benefit of the Cashflow Recapture Secured Parties for the purposes and on the terms set forth in this Intercreditor Agreement. All such amounts shall constitute a part of the Cashflow Recapture Collateral and shall not constitute payment of any Indebtedness or any other obligation of Holdings until applied as hereinafter provided.

        (c)  As collateral security for the prompt payment in full when due of the Secured Obligations owed to the Cashflow Recapture Secured Parties, Holdings hereby pledges, assigns, hypothecates and transfers to the Depositary Agent for the benefit of the Cashflow Recapture Secured Parties, and hereby grants to the Depositary Agent for the benefit of the Cashflow Recapture Secured Parties, a Lien on and Security Interest in and to, (i) the Cashflow Recapture Fund and any successor account thereto and (ii) all cash, investments, investment property, securities or other property at any time on deposit in or credited to the Cashflow Recapture Fund, including all income or gain earned thereon and any proceeds thereof (the "Cashflow Recapture Collateral").

        (d)  No Cashflow Recapture Secured Party shall have any right to (i) sell, exchange, release or otherwise deal with any property at any time constituting Cashflow Recapture Collateral or (ii) take any other action with respect to the Cashflow Recapture Collateral other than to direct the Depositary Agent to take action in accordance with Section 5, 7, 8, 10 or 12 hereof.

        (e)  If an Intercreditor Agreement Event of Default shall have occurred and be continuing, the Holdings Administrative Agent or any Holder Representative, may give the Depositary Agent a written notice thereof and whereupon the Depositary Agent shall direct the Depositary Bank to render an accounting of the current balance of the Cashflow Recapture Fund (and each sub-fund (if any)) and of any other monies of the Obligors administered by such Depositary Bank which accounting shall be delivered by the Depositary Bank to the Depositary Agent, the Holdings Administrative Agent, each Owner Lessor and each Holder Representative.

        (f)    Upon the written request of the Depositary Agent, each Secured Party Representative representing any Cashflow Recapture Secured Party shall give the Depositary Agent written notice of the outstanding Secured Obligations owed to the Cashflow Recapture Secured Parties represented by such Secured Party Representative under the Financing Documents or the Security Documents and any other information that the Depositary Agent may reasonably request that is reasonably available to such Secured Party Representative. If an Intercreditor Agreement Event of Default shall have occurred and be continuing, the Depositary Agent (acting on the instruction of the Required Creditors) may deliver written notice to the Depositary Bank to distribute monies then held in the Cashflow Recapture Fund to the Cashflow Recapture Secured Parties and, thereupon, the Depositary Bank shall distribute to each Cashflow Recapture Secured Party an amount equal to the amounts due and payable in respect of the Secured Indebtedness held by such Cashflow Recapture Secured Parties as of the date of such distribution and, in case such proceeds shall be insufficient to pay in full such Secured Indebtedness, then to the payment thereof ratably in proportion to the unpaid amounts thereof on the relevant date.

        SECTION 6.    Deposits into the Cashflow Recapture Fund.    (a) During the period from (and including) the Effective Date through (but not including) the Cashflow Recapture Termination Date, Holdings hereby agrees irrevocably to remit directly to the Depositary Agent for deposit into the Cashflow Recapture Fund the amounts set forth below:

            (i)  Holdings hereby agrees that if on any Quarterly Payment Date, any Debt Rating falls into Level 2 of the Cashflow Recapture Grid, 50% of all Excess Cashflow shall be paid directly to the Depositary Agent for deposit into the Cashflow Recapture Fund until the amount on deposit in the Cashflow Recapture Fund equals the amount of the Fixed Charges payable during the next six months as calculated as of such Quarterly Payment Date (as set forth in an Obligor Certificate concurred with by the Holdings Administrative Agent and each Holder Representative); and

          (ii)  Holdings hereby agrees that if on any Quarterly Payment Date, any Debt Rating falls into Level 3 of the Cashflow Recapture Grid, 100% of all Excess Cashflow shall be paid directly to the Depositary Agent for deposit into the Cashflow Recapture Fund.

        (b)  Promptly after obtaining knowledge that Holdings will be required to make a payment to the Depositary Agent for deposit into the Cashflow Recapture Fund, Holdings shall notify the Holdings Administrative Agent, each Holder Representative, the Depositary Agent and the Depositary Bank in writing that the Depositary Agent will be receiving such specified funds and the approximate date of such deposit.

        SECTION 7.    Payments from the Cashflow Recapture Fund.    Upon receipt by the Depositary Agent of a Holdings Administrative Agent Certificate or a Holder Representative Certificate to the effect that a Debt Rating has fallen to Level 4 of the Cashflow Recapture Grid, the Depositary Agent shall, promptly upon receipt of such written notice and on each Quarterly Date thereafter until such time that the Depositary Agent shall receive a Holdings Administrative Agent Certificate and a Holder Representative Certificate from each Holder Representative to the effect that each Debt Rating is above Level 4 of the Cashflow Recapture Grid, withdraw from the Cashflow Recapture Fund and remit to the Holdings Administrative Agent an amount equal to the lesser of (a) the aggregate principal amount of Holdings Loans then outstanding (as specified by the Holdings Administrative Agent pursuant to a Senior Creditor Certificate) and (b) all funds in the Cashflow Recapture Fund (after giving effect to any deposits made on such date) for the prepayment of the Holdings Loans in accordance with Section 3.1.2(d) of the Holdings Credit Agreement. Any funds remaining on deposit in the Cashflow Recapture Fund after the withdrawal and remittance contemplated by the immediately preceding sentence shall be held as Cashflow Recapture Collateral for the Secured Obligations owing to the Cashflow Recapture Secured Parties in accordance with this Intercreditor Agreement. Notwithstanding the foregoing, upon receipt by the Depositary Agent (with a copy to the Holdings Administrative Agent and each Holder Representative) of an Obligor Certificate from Holdings not less than two Business Days prior to the payment date therefor stating that (i) Fixed Charges are due and payable or will become due and payable within the next two Business Days and specifying the amount thereof and the payment date therefor and (ii) no other funds are available to Holdings for the payment of such Fixed Charges, the Depositary Agent shall withdraw from the Cashflow Recapture Fund and remit to Holdings the amount so specified in such Obligor Certificate.

        SECTION 8.    Release of Funds from Cashflow Recapture Fund.    If on any Quarterly Payment Date all Debt Ratings fall into Level 1 of the Cashflow Recapture Grid, upon receipt by the Depositary Agent (with a copy to the Holdings Administrative Agent, each Owner Lessor and each Holder Representative) of an Obligor Certificate from Holdings confirming such Debt Rating and attaching thereto copies of ratings letters from each of Moody's and S&P confirming such Debt Ratings, the funds on deposit in the Cashflow Recapture Fund shall, subject to each of Section 8.2.7 of the Holdings

Credit Agreement and Section 8.12 of each Applicable Participation Agreement, be released to Holdings in accordance therewith.

        SECTION 9.    Cash Equivalent Investments.    The Depositary Agent shall invest any balance in the Cashflow Recapture Fund from time to time in Cash Equivalent Investments as directed in writing by Holdings, which Cash Equivalent Investments and all earnings on such Cash Equivalent Investments shall be held in the Cashflow Recapture Fund and be a part thereof. Amounts shall remain invested unless so requested in writing by Holdings. Any loss or gain incurred from Cash Equivalent Investments shall be charged or credited, as applicable, to the Cashflow Recapture Fund. Except to the extent that any loss described above is attributable to the gross negligence or willful misconduct of the Depositary Agent, the Depositary Agent shall not be liable for any such loss.

        SECTION 10.    Disposition of Funds Upon the Cashflow Recapture Termination Date.    In the event that the Depositary Agent shall have received a Holdings Administrative Agent Certificate (a) stating that (i) all Secured Obligations owing to the Secured Parties represented by the Holdings Administrative Agent, other than contingent liabilities and obligations which are unasserted at such date, have been paid and satisfied in full (or legally defeased in full expressly in accordance with the terms and conditions of the related Financing Documents) and (ii) all Financing Commitments of such Secured Parties have terminated and (b) authorizing such payment from the Cashflow Recapture Fund, all amounts remaining in the Cashflow Recapture Fund established pursuant to Section 5 hereof shall be released to Holdings. The Holdings Administrative Agent hereby agrees to deliver to the Depositary Agent a Holdings Administrative Agent Certificate to the effect set forth in clauses (i) and (ii) of the immediately preceding sentence promptly upon the satisfaction in full of such Secured Obligations and the termination of such Financing Commitments, in each case, owing to or provided by the Secured Parties represented by it.

        SECTION 11.    Possession of the Cashflow Recapture Fund.    The Cashflow Recapture Fund shall at all times be in the exclusive possession of the Depositary Bank acting for and on behalf of the Depositary Agent acting for and on behalf of the Cashflow Recapture Secured Parties.

        SECTION 12.    The Depositary Bank; Limited Rights of Holdings.    (a) The Depositary Bank.

          (i)    Establishment of Securities Account.    The Depositary Bank hereby agrees and confirms that (A) the Depositary Bank has established the Cashflow Recapture Fund as set forth in Section 5 hereof, (B) the Cashflow Recapture Fund is and will be maintained as a "securities account" (within the meaning of Section 8-501(a) of the UCC), (C) Holdings is the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Cashflow Recapture Fund, (D) all property delivered to the Depositary Bank pursuant to the Financing Documents or this Intercreditor Agreement will be held by the Depositary Bank and promptly credited to the Cashflow Recapture Fund by an appropriate entry in its records in accordance with this Intercreditor Agreement, (E) all "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) in registered form or payable to or to the order and credited to the Cashflow Recapture Fund shall be registered in the name of, payable to or to the order of, or indorsed to, the Depositary Bank or in blank, or credited to another securities account maintained in the name of the Depositary Bank, and in no case will any financial asset credited to the Cashflow Recapture Fund be registered in the name of, payable to or to the order of, or indorsed to, Holdings except to the extent the foregoing have been subsequently indorsed by Holdings to the Depositary Bank or in blank and (F) the Depositary Bank shall not change the name or account number of the Cashflow Recapture Fund without the prior written consent of the Holdings Administrative Agent and each Holder Representative.

          (ii)    Financial Assets Election.    The Depositary Bank agrees that each item of property (including any security, instrument or obligation, share, participation, interest or other property whatsoever) credited to the Cashflow Recapture Fund shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          (iii)    Entitlement Orders.    Notwithstanding anything in this Intercreditor Agreement to the contrary, if at any time the Depositary Bank shall receive any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) or any other order from the Depositary Agent directing the transfer or redemption of any financial asset relating to the Cashflow Recapture Fund, the Depositary Bank shall comply with such entitlement order or other order without further consent by Holdings or any other Person. The parties hereto hereby agree that the Depositary Agent shall have "control" (within the meaning of Section 8-106(d) of the UCC) of Holdings' "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC) with respect to the financial assets credited to the Cashflow Recapture Fund and Holdings hereby disclaims any entitlement to claim "control" of such "security entitlements". Unless an Intercreditor Agreement Event of Default shall have occurred and is continuing, the Depositary Agent shall not deliver any entitlement order directing the transfer or redemption of any financial asset relating to the Cashflow Recapture Fund.

          (iv)    Subordination of Lien; Waiver of Set-Off.    In the event that the Depositary Bank has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in the Cashflow Recapture Fund or any security entitlement credited thereto, the Depositary Bank agrees that such lien or security interest shall be subordinate to the lien and security interest of the Depositary Agent for the benefit of the Cashflow Recapture Secured Parties. The financial assets standing to the credit of the Cashflow Recapture Fund will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Depositary Agent (except for the face amount of any checks which have been credited to the Cashflow Recapture Fund but are subsequently returned unpaid because of uncollected or insufficient funds).

          (v)    No Other Agreements.    The Depositary Bank and Holdings have not entered into any agreement with respect to the Cashflow Recapture Fund or any financial assets credited to the Cashflow Recapture Fund other than this Intercreditor Agreement. The Depositary Bank has not entered into any agreement with Holdings or any other Person purporting to limit or condition the obligation of the Depositary Bank to comply with entitlement orders originated by the Depositary Agent in accordance with Section 12(a)(iii) hereof. In the event of any conflict between this Section 12 or any other Security Document or any other agreement now existing or hereafter entered into, the terms of this Section 12 shall prevail.

          (vi)    Notice of Adverse Claims.    Except for the claims and interest of the Depositary Agent for the benefit of the Cashflow Recapture Secured Parties and Holdings in the Cashflow Recapture Fund, the Depositary Bank does not know of any claim to, or interest in, the Cashflow Recapture Fund or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Cashflow Recapture Fund or in any financial asset credited thereto, the Depositary Bank will promptly notify the Depositary Agent, the Holdings Administrative Agent, each Holder Representative and Holdings in writing thereof.

          (vii)    Rights and Powers of the Holdings Collateral Agent.    The rights and powers granted by the Depositary Agent to the Depositary Bank have been granted in order to perfect its lien and security interests in the Cashflow Recapture Fund, are powers coupled with an interest and will neither be affected by the bankruptcy of Holdings nor the lapse of time.

        (b)    Limited Rights of Holdings.    Holdings shall not have any rights against or to monies held in the Cashflow Recapture Fund, as third party beneficiary or otherwise, or any right to direct the Depositary Bank or the Depositary Agent to apply or transfer monies in the Cashflow Recapture Fund, except the right to receive or make requisitions of monies held in the Cashflow Recapture Fund, as expressly provided in this Intercreditor Agreement, and to direct the investment of monies held in the Cashflow Recapture Fund as expressly provided in Section 9 hereof. Except as expressly provided in this Intercreditor Agreement, in no event shall any amounts or Cash Equivalent Investments deposited in or credited to the Cashflow Recapture Fund be registered in the name of Holdings, payable to the order of Holdings or specially indorsed to Holdings except to the extent that the foregoing have been specially indorsed to the Depositary Agent or in blank.

        SECTION 13.    Certain Remedial Actions.    Until the Intercreditor Agreement Termination Date, the following provisions shall apply:

          (a)  If an Intercreditor Agreement Event of Default shall have occurred and is continuing, upon the written direction of the Required Creditors, the Holdings Collateral Agent shall realize and foreclose upon the Holdings Collateral and take any and all other actions and exercise any and all rights, remedies and options which it may have under the Security Documents and which the Required Creditors direct it to take under this Intercreditor Agreement with respect to the Holdings Collateral.

          (b)  The proceeds of any sale, disposition or other realization or foreclosure by the Holdings Collateral Agent upon the Holdings Collateral or any portion thereof pursuant to the Security Documents shall be governed by this Section 13(b). Any non-cash proceeds resulting from such liquidation of Holdings Collateral shall be held by the Holdings Collateral Agent for the benefit of the Secured Parties until later sold or otherwise converted into cash, at which time the Holdings Collateral Agent shall apply such cash in accordance with the next sentence of this Section 13(b). The Holdings Collateral Agent shall apply such proceeds in accordance with Section 16 hereof.

        SECTION 14.    Receipt of Money or Proceeds.    The Holdings Collateral Agent, the other Secured Parties and the Depository Agent hereby agree that if, at any time during the term of this Intercreditor Agreement, any Secured Party receives any payment or distribution of assets of any Obligor of any kind or character (other than the proceeds of collateral (other than Holdings Collateral) the benefits of which such Secured Party is entitled to receive in accordance with this Intercreditor Agreement and the other Financing Documents to which such Secured Party is a party, which, in each case shall be received, retained and applied by the Person entitled thereto), whether monies or cash proceeds resulting from liquidation of the Holdings Collateral, other than in accordance with the terms of this Intercreditor Agreement, such Secured Party shall hold such payment or distribution in trust for the benefit of all of the Secured Parties and shall immediately remit such payment or distribution to the Holdings Collateral Agent and the Holdings Collateral Agent shall hold such monies or proceeds for application or distribution or apply or distribute such monies or proceeds, as the case may be, as directed by the Required Creditors in accordance with the terms of this Intercreditor Agreement.

        SECTION 15.    Actions of the Holdings Collateral Agent.    (a) Upon the occurrence and during the continuance of any Intercreditor Agreement Event of Default, upon the written direction of the Required Creditors:

            (i)  the Holdings Collateral Agent may make any compromise or settlement with respect to any of the Holdings Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Holdings Collateral;

          (ii)  the Holdings Collateral Agent shall have all of the rights and remedies with respect to the Holdings Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Holdings Collateral as if the Holdings Collateral Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

          (iii)  the Holdings Collateral Agent in its sole discretion may, in its name or in the name of any Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Holdings Collateral, but shall be under no legal or other obligation to do so; and

          (iv)  the Holdings Collateral Agent may, upon 10 Business Days' prior notice to each Obligor, as appropriate of the time and place, with respect to the Holdings Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Holdings Collateral Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Holdings Collateral, at such place or places as the Holdings Collateral Agent selects in good faith, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Holdings Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Holdings Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and shall thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of any Obligor, any such demand, notice and right or equity being hereby expressly waived and released. The Holdings Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. The Holdings Collateral Agent shall incur no liability for, or in respect of, any action taken, suffered or omitted by it in good faith in connection with any notice or publication of any public or private sale.

        (b)  Each Obligor recognizes that, pursuant to certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Holdings Collateral Agent may be compelled, with respect to any sale of all or any part of the Holdings Collateral, to limit purchasers to those who will agree, among other things, to acquire the Holdings Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Obligor acknowledges that the determination as to whether to impose any such limitations shall be made by the Holdings Collateral Agent in its sole discretion, for which it may not be held liable or accountable, and any such private sales may be at prices and on terms less favorable to the Holdings Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Holdings Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Holdings Collateral for the period of time necessary to permit the Obligors or issuer thereof to register it for public sale.

        SECTION 16.    Application of Proceeds.    Upon the receipt by the Holdings Collateral Agent of any written direction from the Required Creditors that results in the sale, disposition or other realization, collection or recovery of the Holdings Collateral (or any portion thereof), the Holdings Collateral Agent shall distribute the proceeds of any such sale, disposition or other realization, collection or recovery of the Holdings Collateral (or any portion thereof) by the Holdings Collateral Agent pursuant to the Security Documents, in the following order of priorities:

          First, to the Holdings Collateral Agent in an amount equal to all fees and expenses (including, reasonable attorney's fees and disbursements) of the Holdings Collateral Agent then due and payable and in respect of the enforcement of any of the rights of the Holdings Collateral Agent or the Secured Parties under any of the Financing Documents;

          Second, to the Secured Parties in an amount equal to the amounts due and payable in respect of the Secured Indebtedness due and payable as of the date of such distribution and, in case such proceeds shall be insufficient to pay in full such Secured Indebtedness, then to the payment thereof ratably in proportion to the unpaid amounts thereof on the relevant date;

          Third, to the Secured Parties in an amount equal to the unpaid fees and expenses and other amounts then due and payable to the Secured Parties under the Financing Documents and, in case such proceeds shall be insufficient to pay in full such fees and expenses, then to the payment thereof ratably in proportion to the unpaid amounts thereof on the relevant date; and

          Fourth, the balance, if any, to the Obligors or to whomever may be lawfully entitled to such surplus.

As used in this Section 16, the "proceeds" of Holdings Collateral means cash, securities and other property realized in respect of, and distributions in kind of, the Holdings Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Holdings or any issuer of or obligor on any of the Holdings Collateral.

        SECTION 17.    Appointment and Duties of Holdings Collateral Agent, Depositary Agent and Depositary Bank.    (a) Each of the Secured Parties hereby designates and appoints Citibank, N.A. to act as the Holdings Collateral Agent under the other Security Documents and this Intercreditor Agreement, and each of the Secured Parties hereby acknowledges such appointment and the rights and powers of the Holdings Collateral Agent under this Intercreditor Agreement and such Security Documents. The Holdings Collateral Agent may take such actions on its behalf under the provisions of such Security Documents and this Intercreditor Agreement and may exercise such powers and perform such duties as are expressly delegated to the Holdings Collateral Agent by the terms of such other Security Documents and this Intercreditor Agreement or which duties have been instructed or directed in writing, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in such other Security Documents and this Intercreditor Agreement, the Holdings Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in such other Security Documents and this Intercreditor Agreement, nor shall the Holdings Collateral Agent have any fiduciary relationship with any Secured Party, and no implied covenants, functions or responsibilities shall be read into such other Security Documents, this Intercreditor Agreement or otherwise exist against the Holdings Collateral Agent. The Holdings Collateral Agent shall not be responsible or liable for any action taken, suffered or omitted to be taken by it in good faith hereunder or under any such other Security Document, or in connection herewith or therewith, or in connection with the Holdings Collateral, unless caused by its gross negligence or willful misconduct as determined by a court of competent jurisdiction. The Holdings Collateral Agent shall send all notices, reports and other documents received by it pursuant to the Security Documents to each Secured Party Representative in accordance with the provisions of Section 24 hereof.

        (b)  Each of the Cashflow Recapture Secured Parties hereby irrevocably designate and appoint Citibank, N.A., as the Depositary Agent and the Depositary Bank under this Intercreditor Agreement and each of the Cashflow Recapture Secured Parties hereby acknowledges such appointment and the rights and powers of the Depositary Agent and the Depositary Bank under this Intercreditor Agreement. The Depositary Bank hereby agrees to act as "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Cashflow Recapture Fund. Holdings hereby acknowledges that the Depositary Bank shall act as securities intermediary with respect to the Cashflow Recapture Fund pursuant to this Intercreditor Agreement. The Depositary Bank shall not have duties or responsibilities except those expressly set forth in this Intercreditor Agreement.

        (c)  Notwithstanding anything to the contrary in this Intercreditor Agreement, or any other Security Document, except as provided in Section 10 hereof, the Holdings Collateral Agent shall not, prior to the Intercreditor Agreement Termination Date, release or consent to the release of any Holdings Collateral unless it has (A) provided each Secured Party Representative with at least 30 days prior written notice of such proposed release or consent to release of such Holdings Collateral and (B) received written instructions to do so from the Required Creditors; provided, however, that the Holdings Collateral Agent shall, without the notice referred to above, release or consent to the release of any such Holdings Collateral that is to be sold or otherwise disposed of in accordance with the Financing Documents of each Secured Party if the Holdings Collateral Agent shall have received from Holdings an Obligor Certificate (with a copy to the Holdings Administrative Agent and each Holder Representative) to the effect that (i) such release is required to effect such sale or other disposition and (ii) such sale or other disposition is expressly permitted under such Financing Documents and specifying in reasonable detail the provision or provisions under such Financing Documents pursuant to which such sale or other disposition is expressly permitted.

        SECTION 18.    Rights of Holdings Collateral Agent and Depositary Agent.    (a) In the administration of its duties hereunder and under the Financing Documents and Security Documents to which it is a party, the Holdings Collateral Agent may perform such duties directly or through agents or attorneys and may consult with counsel, accountants and other relevant experts to be selected with due care and employed by it, and the Holdings Collateral Agent shall not be responsible or liable for any action taken, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other relevant experts (which shall be complete authorization and protection to the Holdings Collateral Agent) and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Intercreditor Agreement or any Financing Document or Security Document and shall not be responsible or liable for any act or omission on the part of any agent or attorney appointed with due care by it hereunder.

        (b)  Neither the Holdings Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall (i) be responsible or liable for any action lawfully taken, suffered or omitted to be taken by it under or in connection with any other Security Document or this Intercreditor Agreement (except for its gross negligence or willful misconduct as determined by a court of competent jurisdiction) or (ii) be responsible or liable in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by any Obligor or any other Person or any representative of any thereof contained in any Financing Document or Security Document to which it is a party or in any certificate, report, statement or other document referred to or provided for in, or received by the Holdings Collateral Agent under or in connection with, any such Financing Document or any such Security Document or for the accuracy, value, validity, effectiveness, genuineness, enforceability or sufficiency of any such Financing Document or any such Security Document or for any failure of the Obligors to perform their respective obligations hereunder or thereunder. The Holdings Collateral Agent shall not be responsible for perfecting or continuing the perfection of any Security Interest or Lien granted under any Security Document or for filing, re-filing, recording or re-recording any document, instrument or notice in any public office at any time or times. The Holdings Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Security Document to which it is a party or this Intercreditor Agreement, or to inspect the properties, books or records of any Obligor.

        (c)  The Holdings Collateral Agent shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and purported to have been signed, sent or made by the proper Person or Persons. In connection with any request of the Required Creditors or making any determinations under this Intercreditor Agreement, the Holdings Collateral Agent shall be fully authorized and protected in relying on a certificate of any Person, purportedly signed by an Authorized Officer of such Person, setting forth the Secured Indebtedness held by such Person as of the date of such certificate, which certificate shall state that the Person signing such certificate is an Authorized Officer of such Person and shall state specifically the Security Document and provision thereof pursuant to which the Holdings Collateral Agent is being directed to act. The Holdings Collateral Agent shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying on such a certificate. In the absence of gross negligence or willful misconduct on its part, the Holdings Collateral Agent may rely conclusively, as to the truth of the statements and the correctness of the advice or opinions expressed therein, upon certificates, advice or opinions furnished to the Holdings Collateral Agent hereunder or under any other Security Document and conforming to the respective requirements hereof or thereof. The Holdings Collateral Agent shall be fully justified and protected in failing or refusing to take any action under any Security Document or this Intercreditor Agreement (i) if such action would, in the opinion of the Holdings Collateral Agent (upon consultation with counsel), be contrary to Requirements of Law or the terms of this Intercreditor Agreement or the other Security Documents, (ii) if such action is not specifically provided for in such other Security Document or this Intercreditor Agreement, and it shall not have received such advice or concurrence of the Required Creditors, or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under such Security Document or this Intercreditor Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Holdings Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Security Document or this Intercreditor Agreement in accordance with a request of the Required Creditors (except to the extent the consent of each Secured Party is required under the Security Documents, in which case the Holdings Collateral Agent shall be fully protected in acting or refraining from acting in accordance with the direction of the Secured Parties) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

        (d)  If, with respect to a proposed action to be taken by it, the Holdings Collateral Agent shall determine in good faith that the provisions of any other Security Document or this Intercreditor Agreement relating to the functions or responsibilities or powers of the Holdings Collateral Agent are or may be ambiguous or inconsistent, the Holdings Collateral Agent shall notify the Secured Party Representatives, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and shall not perform such function or responsibility or exercise such power unless it shall have received the written confirmation of each of the Secured Party Representatives that the Secured Parties represented by such Secured Party Representative concur in the circumstances that the action proposed to be taken by the Holdings Collateral Agent is consistent with the terms of this Intercreditor Agreement or such Security Document or is otherwise appropriate. The Holdings Collateral Agent shall be fully authorized and protected in acting or refraining from acting upon such confirmation received by it from each of the Secured Party Representatives in this respect, and such confirmation shall be binding upon such Secured Party Representative and the Holdings Collateral Agent. Each Secured Party may consult with counsel in determining the appropriateness of the proposed action.

        (e)  The Holdings Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default or of the acceleration of the maturity of the Secured Indebtedness under this Intercreditor Agreement or any Secured Party's Financing

Documents unless and until an Authorized Officer of the Holdings Collateral Agent has received a Senior Creditor Certificate from the relevant Secured Party Representative stating that an Intercreditor Agreement Default has occurred under such Financing Documents or that such acceleration of maturity has occurred. The Holdings Collateral Agent shall have no obligation whatsoever either prior to or after receiving such certificate to inquire whether an Intercreditor Agreement Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying, on any such certificate so furnished to it. No provision of this Intercreditor Agreement or any other Security Document shall require the Holdings Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any other Security Document or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In the event that the Holdings Collateral Agent receives such a certificate regarding the occurrence of any Intercreditor Agreement Event of Default, the Holdings Collateral Agent shall give notice thereof to the Secured Parties. The Holdings Collateral Agent shall take such action with respect to such Intercreditor Agreement Event of Default as so requested by the Required Creditors pursuant to Sections 3, 4, 5 and 13 hereof.

        (f)    Holdings shall pay upon demand to the Holdings Collateral Agent the amount of any and all reasonable fees, costs and expenses (including disbursements), including the reasonable fees and expenses of its counsel (and any local counsel) and of any accountants, experts and agents, which the Holdings Collateral Agent may incur in connection with (i) without duplication of amounts payable in accordance with any fee letter with the Holdings Collateral Agent expressly with respect to the administration of this Intercreditor Agreement and the other Security Documents, the preparation, execution, delivery and administration of this Intercreditor Agreement and the other Security Documents (including, any amendments hereto or thereto), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Holdings Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights or remedies of the Holdings Collateral Agent or the Secured Parties hereunder or under the other Security Documents or (iv) the failure by the Obligors to perform or observe any of the provisions hereof or of any of the other Security Documents. Each Obligor agrees that the fees set forth in the Fee Letter dated December [10], 1999 cover the services of the Holdings Collateral Agent assuming no Intercreditor Agreement Event of Default has occurred. At any time an Intercreditor Agreement Event of Default has occurred and is continuing, the Holdings Collateral Agent shall be entitled to receive additional fees commensurate with the time spent by the Holdings Collateral Agent in connection with its duties under the Security Documents. The Holdings Collateral Agent shall from time to time determine such fees and send Holdings notice thereof, and such fees shall be payable upon demand. Holdings and the Holdings Collateral Agent may from time to time agree in writing to modify the fees payable to the Holdings Collateral Agent and no consent of any other Person shall be required in order to so modify such fees.

        (g)  Without derogation of Midwest's obligations under Section 14.1 and Section 14.2 of the Participation Agreement, Holdings hereby indemnifies, exonerates and holds the Holdings Administrative Agent, the Holdings Collateral Agent, Funding LLC, each Holder Representative, each Other Representative, the Depositary Agent, the Depositary Bank and each other Secured Party and each of their respective affiliates, officers, directors and employees (collectively, the "Indemnified Parties") free and harmless from and against any and all losses, costs, actions, causes of action, suits, judgments, rulings, fines, penalties, claims, demands, settlements, liabilities, damages and out-of-pocket costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements but excluding claims for lost profits (collectively, the "Indemnified

Liabilities"), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to:

            (i)  the entering into and performance of this Intercreditor Agreement, any Security Document and any other Financing Document by any of the Indemnified Parties;

          (ii)  any investigation, litigation, proceeding, or obligation related to any Environmental Law or other matter in any case arising out of the relationship of the parties under this Intercreditor Agreement; or

          (iii)  the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned, leased or operated by any Obligor thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), or at any other locations regardless of whether caused by, or within the control of, such Obligor, where such claim or liability arises out of the relationship of the parties under this Intercreditor Agreement; whether or not such investigation, litigation or proceeding is brought by any Obligor or its Affiliates, any of their respective shareholders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except for (A) any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's (i) gross negligence or willful misconduct or (ii) breach of such Indemnified Party's obligations under this Intercreditor Agreement; and (B) the increase in any Indemnified Liabilities if, and only to the extent that, such increase results from action or the failure to act by any Indemnified Party more than 90 days after the Secured Parties acquire title to any of the ComEd Assets through foreclosure or otherwise, which action or failure to act violates applicable Environmental Law and thereby causes an increase in any Indemnified Liabilities. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Holdings hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Requirements of Law. The indemnity provided herein shall survive the expiration or termination of this Intercreditor Agreement and the other Security Documents.

        (h)  Without duplication of Holdings' obligations under clause (g) above, Holdings further agrees to pay upon demand, and to hold each of the Indemnified Parties harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution, delivery or enforcement of this Intercreditor Agreement or any other Security Document.

        (i)    Notwithstanding anything to the contrary contained in this Intercreditor Agreement or any other Security Document, to the extent permitted by Requirements of Law, no Indemnified Party shall have any liability to the Obligors or any of their Affiliates or any of their respective shareholders or creditors or any other Person under any theory of liability, for special, indirect, consequential, incidental or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Intercreditor Agreement or any agreement or instrument contemplated hereby regardless of whether any Indemnified Party has been advised of the likelihood of such loss.

        (j)    In the administration of its duties hereunder, the Depositary Agent may perform such duties directly or through agents or attorneys and may consult with counsel, accountants and other relevant experts to be selected with due care and employed by it, and the Depositary Agent shall not be responsible or liable for any action taken, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other relevant experts (which shall be complete authorization and protection to the Depositary Agent) and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Intercreditor Agreement and shall not be responsible or liable for any act or omission on the part of any agent or attorney appointed with due care by it hereunder.

        (k)  Neither the Depositary Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall (i) be responsible or liable for any action lawfully taken, suffered or omitted to be taken by it under or in connection with this Intercreditor Agreement (except for its gross negligence or willful misconduct as determined by a court of competent jurisdiction) or (ii) be responsible or liable in any manner to any of the Cashflow Recapture Secured Parties for any recitals, statements, representations or warranties made by any Obligor or any other Person or any representative of any thereof contained in this Intercreditor Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Depositary Agent under or in connection with, this Intercreditor Agreement or for the accuracy, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure of the Obligors to perform their respective obligations hereunder. The Depositary Agent shall not be responsible for perfecting or continuing the perfection of any Security Interest or Lien granted hereunder or for filing, re-filing, recording or re-recording any document, instrument or notice in any public office at any time or times. The Depositary Agent shall not be under any obligation to any Cashflow Recapture Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Intercreditor Agreement, or to inspect the properties, books or records of any Obligor.

        (l)    The Depositary Agent shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and purported to have been signed, sent or made by the proper Person or Persons. In connection with any request of the Required Creditors or making any determinations under this Intercreditor Agreement, the Depositary Agent shall be fully authorized and protected in relying on a certificate of any Person, purportedly signed by an Authorized Officer of such Person, setting forth the Secured Indebtedness held by such Person as of the date of such certificate, which certificate shall state that the Person signing such certificate is an Authorized Officer of such Person and shall state specifically the provision of this Intercreditor Agreement pursuant to which the Depositary Agent is being directed to act. The Depositary Agent shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying on such a certificate. In the absence of gross negligence or willful misconduct on its part, the Depositary Agent may rely conclusively, as to the truth of the statements and the correctness of the advice or opinions expressed therein, upon certificates, advice or opinions furnished to the Depositary Agent hereunder and conforming to the requirements hereof. The Depositary Agent shall be fully justified and protected in failing or refusing to take any action under this Intercreditor Agreement (i) if such action would, in the opinion of the Depositary Agent (upon consultation with counsel), be contrary to Requirements of Law or the terms of this Intercreditor Agreement, (ii) if such action is not specifically provided for in this Intercreditor Agreement, and it shall not have received such advice or concurrence of the Required Creditors, or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Intercreditor Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Intercreditor Agreement in accordance with a request of the Required Creditors (except to the extent the consent of each Cashflow Recapture Secured Party is required hereunder, in which case the Depositary Agent shall be fully protected in acting or refraining from acting in accordance with the direction of the Cashflow Recapture Secured Parties) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Cashflow Recapture Secured Parties.

        (m)  If, with respect to a proposed action to be taken by it, the Depositary Agent shall determine in good faith that the provisions of this Intercreditor Agreement relating to the functions or responsibilities or powers of the Depositary Agent are or may be ambiguous or inconsistent, the

Depositary Agent shall notify the Secured Party Representatives representing the Cashflow Recapture Secured Parties, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and shall not perform such function or responsibility or exercise such power unless it shall have received the written confirmation of each of the Secured Party Representatives representing the Cashflow Recapture Secured Parties that such Cashflow Recapture Secured Parties represented by such Secured Party Representative concur in the circumstances that the action proposed to be taken by the Depositary Agent is consistent with the terms of this Intercreditor Agreement or is otherwise appropriate. The Depositary Agent shall be fully authorized and protected in acting or refraining from acting upon such confirmation received by it from each of the Secured Party Representatives representing the Cashflow Recapture Secured Parties in this respect, and such confirmation shall be binding upon such Secured Party Representatives and the Depositary Agent. Each Cashflow Recapture Secured Party may consult with counsel in determining the appropriateness of the proposed action.

        (n)  The Depositary Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default or of the acceleration of the maturity of the Secured Indebtedness under this Intercreditor Agreement or any Secured Party's Financing Documents unless and until an Authorized Officer of the Depositary Agent has received a Senior Creditor Certificate from the relevant Secured Party Representative stating that an Intercreditor Agreement Default has occurred under such Financing Documents or that such acceleration of maturity has occurred. The Depositary Agent shall have no obligation whatsoever either prior to or after receiving such certificate to inquire whether an Intercreditor Agreement Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying, on any such certificate so furnished to it. No provision of this Intercreditor Agreement shall require the Depositary Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (o)  Holdings shall pay upon demand to the Depositary Agent the amount of any and all reasonable fees, costs and expenses (including disbursements), including the reasonable fees and expenses of its counsel (and any local counsel) and of any accountants, experts and agents, which the Depositary Agent may incur in connection with (i) without duplication of amounts payable in accordance with any fee letter with the Depositary Agent expressly with respect to the administration of the Cashflow Recapture Fund, the preparation, execution, delivery and administration of this Intercreditor Agreement (including, any amendments hereto), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Cashflow Recapture Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights or remedies of the Depositary Agent or the Cashflow Recapture Secured Parties hereunder or (iv) the failure by the Obligors to perform or observe any of the provisions hereof. Each Obligor agrees that the fees set forth in the Fee Letter dated December [10], 1999 cover the services of the Depositary Agent assuming no Intercreditor Agreement Event of Default has occurred. At any time an Intercreditor Agreement Event of Default has occurred and is continuing, the Depositary Agent shall be entitled to receive additional fees commensurate with the time spent by the Depositary Agent in connection with its duties hereunder. The Depositary Agent shall from time to time determine such fees and send Holdings notice thereof, and such fees shall be payable upon demand. Holdings and the Depositary Agent may from time to time agree in writing to modify the fees payable to the Depositary Agent and no consent of any other Person shall be required in order to so modify such fees.

        SECTION 19.    Lack of Reliance on the Holdings Collateral Agent.    Each of the Secured Parties expressly acknowledges that neither the Holdings Collateral Agent nor any of its officers, directors, employees, agents or attorneys has made any representations or warranties to it and that no act by the

Holdings Collateral Agent hereinafter taken, including, without limitation, any review of the ComEd Assets or of the affairs of any Obligor, shall be deemed to constitute any representation or warranty by the Holdings Collateral Agent to any Secured Party. Each Secured Party (other than the Holdings Administrative Agent, each Holder Representative, each Other Representative or any other Secured Party that has no obligation to make appraisals, investigations or credit analyses under the Financing Documents to which it is a party) represents to the Holdings Collateral Agent that it (i) has, independently and without reliance upon the Holdings Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the ComEd Assets or any Obligor and (ii) has no obligation to make any such appraisals, investigations or credit analyses under the Financing Documents to which it is a party and has not relied upon the Holdings Collateral Agent for any information, appraisal, investigation or credit analyses in entering into any Financing Document to which it is a party. Each Secured Party also represents that (i) it will, independently and without reliance upon the Holdings Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Intercreditor Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the ComEd Assets or any Obligor and (ii) it will not rely upon the Holdings Collateral Agent to provide any investigation or analyses relating to the ComEd Assets or any Obligor. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Holdings Collateral Agent hereunder or under any Financing Document to which it is a party, the Holdings Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the ComEd Assets or any Obligors which may come into the possession of the Holdings Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

        SECTION 20.    Resignation or Removal of the Holdings Collateral Agent, the Depositary Agent and the Depositary Bank.    Any of the Holdings Collateral Agent, the Depositary Agent or the Depositary Bank may resign its appointment upon 30 days' notice to the Secured Party Representatives and may be removed at any time with or without cause by the Required Creditors, with any such resignation or removal to become effective only upon the appointment of a successor Holdings Collateral Agent, Depositary Agent or Depositary Bank under this Section 20 that (i) has an office in New York, New York, (ii) has capital, surplus and undivided profits of at least $250,000,000 and (iii) is experienced in administering sophisticated financing transactions; provided, however, that if no successor Holdings Collateral Agent, Depositary Agent or Depositary Bank shall have been so appointed within 30 days, the resigning Holdings Collateral Agent, Depositary Agent or Depositary Bank may, at the expense of Holdings, petition any court of competent jurisdiction for the appointment of a new Holdings Collateral Agent, Depositary Agent or Depositary Bank. If the Holdings Collateral Agent, Depositary Agent or Depositary Bank shall resign or be removed as Holdings Collateral Agent, Depositary Agent or Depositary Bank, as the case may be, by the Required Creditors then the Required Creditors shall (and if no such successor shall have been appointed within 30 days of the Holdings Collateral Agent's, Depositary Agent's or Depositary Bank's resignation or removal, the resigning or removed Holdings Collateral Agent, Depositary Agent or Depositary Bank, as the case may be, may) appoint a successor agent for the Secured Parties or Cashflow Recapture Secured Parties, as the case may be, that (i) has an office in New York, New York, (ii) has capital, surplus and undivided profits of at least $250,000,000 and (iii) is experienced in administering sophisticated financing transactions, whereupon such successor agent shall succeed to the rights, powers and duties of the "Holdings Collateral Agent", "Depositary Agent" or "Depositary Bank", and the term "Holdings Collateral Agent", "Depositary Agent" or "Depositary Bank" means such successor agent effective upon its acceptance of appointment, and the former Holdings Collateral Agent's, Depositary Agent's or Depositary Bank's rights, powers and duties as Holdings Collateral Agent, Depositary Agent or Depositary Bank shall be terminated, without any other or further act or deed on the part of such former Holdings Collateral Agent, Depositary Agent or Depositary Bank (except that the resigning Holdings Collateral Agent shall deliver all Holdings Collateral then in its possession to the successor Holdings Collateral Agent and the resigning Depositary Agent shall deliver all Cashflow Recapture Collateral then in its possession to the successor Depositary Agent) or any of the other Secured Parties or Cashflow Recapture Secured Parties, as the case may be. Such former Holdings Collateral Agent, Depositary Agent or Depositary Bank shall give notice of its resignation or removal to all parties to the Security Documents and Financing Documents to which it was a party. After any retiring Holdings Collateral Agent's, Depositary Agent's or Depositary Bank's resignation or removal hereunder as Holdings Collateral Agent, Depositary Agent or Depositary Bank, the provisions of this Intercreditor Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Holdings Collateral Agent, Depositary Agent or Depositary Bank.

        SECTION 21.    Representations and Warranties.    Each of the Secured Party Representatives (other than any Secured Party Representative that has delivered an opinion or opinions of counsel referred to in the last sentence of this Section 21) hereby makes the following representations and warranties as of the date hereof or as of any date such Secured Party Representative executes and delivers a counterpart of, and is designated as a Secured Party Representative pursuant to, a Designation Letter, with respect to itself and for the benefit of the other Secured Parties:

          (a)  It is a corporation (or other such entity as applicable) validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be.

          (b)  It has all necessary corporate or other relevant power, as the case may be, to execute, deliver and perform under this Intercreditor Agreement. All action on its part that is required for the authorization, execution, delivery and performance of this Intercreditor Agreement has been duly and effectively taken.

          (c)  This Intercreditor Agreement has been duly executed and delivered by it, and constitutes the valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (d)  Nothing has come to its attention that would lead it to believe that the execution, delivery and performance of this Intercreditor Agreement or the consummation of any of the transactions contemplated hereby or performance of or compliance with the terms and conditions hereof (i) contravenes any material Requirement of Law applicable to it or (ii) results in the violation of the provisions in its charter, certificate of incorporation, by-laws, or other formation or governance document, as applicable.

          (e)  Nothing has come to its attention that would lead it to believe that there are any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or threatened which could reasonably be expected to have a material and adverse effect on its performance of its obligations hereunder or which questions the validity, binding effect or enforceability hereof.

In lieu of making the foregoing representations and warranties, any Secured Party may deliver to the Holdings Collateral Agent on or before the date such representations and warranties are to be made in accordance with this Section 21 an opinion or opinions of counsel addressed to the Holdings Collateral Agent and having substantially similar scope and subject to customary qualifications.

        SECTION 22.    Additional Secured Parties; Agreement for Benefit of Parties Hereto.    (a) Each of the Obligors covenants and agrees to cause each Person (or its representative) holding Permitted Secured Indebtedness and granted a Lien on the Holdings Collateral pursuant to the Security Documents to become a party to this Intercreditor Agreement by executing and delivering a letter (a "Designation Letter") substantially in the form of Exhibit A hereto and the Secured Parties covenant and agree to cooperate in respect thereof. Any Person which executes and delivers a counterpart of, and is designated as a Secured Party Representative pursuant to the terms of, a Designation Letter, shall become a party hereto, shall be bound by and subject to the terms and conditions hereof and the covenants, stipulations and agreements contained herein.

        (b)  Nothing in this Intercreditor Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the parties hereto and their respective successors and assigns and Persons for whom the parties hereto are acting as agents or representatives, any right, remedy or claim under or by reason of this Intercreditor Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Intercreditor Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and Persons for whom the parties hereto are acting as agents or representatives.

        SECTION 23.    Severability.    In case any one or more of the provisions contained in this Intercreditor Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 24.    Notices.    All notices, demands, certificates or other communications hereunder shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered personally, or by private courier service, or, if followed and confirmed by mail or courier service notice, when telecopied, in each case, with the proper address as indicated below or as set forth in any effective Designation Letter. Each party may, by written notice given to the other parties, designate any other address or addresses to which notices, certificates or other communications to them shall be sent as contemplated by this Intercreditor Agreement. Notices shall be deemed to have been given if and when received by an officer, manager or supervisor in the department of the addressee specified for attention (unless the addressee refuses to accept delivery, in which case they shall be deemed to have been given when first presented to the addressee for acceptance); provided, however, that notices to the Holdings Collateral Agent must be given to an Authorized Officer. Until otherwise so provided by the respective parties, and as otherwise provided in the relevant Designation Letter, all notices, certificates and communications to each of them shall be addressed as follows:

MGE:	Midwest Generation EME LLC One Financial Place 440 South LaSalle Street Suite 3500 Chicago, IL 60605 Attention: Georgia R. Nelson Telecopier No.: (312) 583-6111
Holdings:	Edison Mission Midwest Holdings Co. 18101 Von Karman Avenue Suite 1700 Irvine, CA 92612 Attention: General Counsel Telecopier No.: (949) 752-1420

EMOC:	Edison Mission Overseas Co. 18101 Von Karman Avenue Suite 1700 Irvine, CA 92612 Attention: General Counsel Telecopier No.: (949) 752-1420
Midwest:	Midwest Generation, LLC One Financial Place 440 South LaSalle Street Suite 3500 Chicago, IL 60605 Attention: Georgia R. Nelson Telecopier No.: (312) 581-6111
Collins Holdings:	Collins Holdings EME, LLC One Financial Place 440 South LaSalle Street Suite 3500 Chicago, IL 60605 Attention: Georgia R. Nelson Telecopier No.: (312) 583-6111
Owner Lessor I:	Collins Trust I c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001 Attention: Corporate Trust Administration Telecopier No.: (302) 651-8882
Owner Lessor II:	Collins Trust II c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001 Attention: Corporate Trust Administration Telecopier No.: (302) 651-8882
Owner Lessor III:	Collins Trust III c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001 Attention: Corporate Trust Administration Telecopier No.: (302) 651-8882
Owner Lessor IV:	Collins Trust IV c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001 Attention: Corporate Trust Administration Telecopier No.: (302) 651-8882

Funding LLC:	Midwest Funding LLC c/o Lord Securities Corporation 2 World Trade Center 7th Floor New York, NY 10005 Attention: Dwight Jenkins Telecopier No.: (212) 346-9012
Trust I Holder Representative:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866
Trust II Holder Representative:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866
Trust III Holder Representative:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866
Trust IV Holder Representative:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866
Holdings Administrative Agent:	The Chase Manhattan Bank One Chase Manhattan Plaza Eighth Floor New York, New York 10005 Attention: Michael Cerniglia Telecopier No.: (212) 270-5777
With a copy to:
The Chase Manhattan Bank 270 Park Avenue New York, New York 10017 Attention: Thomas Casey Telecopier No.: (212) 270-3089

Midwest LC Issuer:	Bayerische Landesbank International, S.A. 560 Lexington Avenue New York, NY 10022 Attention: Patricia Sanchez Telecopier No.: (212) 310-9930
Depositary Agent:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866
Depositary Bank:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866
Holdings Collateral Agent:	Citibank, N.A. 111 Wall Street 5th Floor, Zone 2 New York, NY 10005 Attention: Global Trust & Agency Services Telecopier No.: (212) 657-3866

        SECTION 25.    Successors and Assigns.    Whenever in this Intercreditor Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all covenants, promises and agreements in this Intercreditor Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

        SECTION 26.    Counterparts.    This Intercreditor Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

        SECTION 27.    Governing Law.    THIS INTERCREDITOR AGREEMENT AND THE CASHFLOW RECAPTURE FUND (AS WELL AS ALL SECURITIES ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK) THAT MIGHT CAUSE THIS INTERCREDITOR AGREEMENT TO BE GOVERNED BY OR CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, THE "SECURITIES INTERMEDIARY'S JURISDICTION" OF THE DEPOSITARY BANK WITH RESPECT TO THE CASHFLOW RECAPTURE FUND IS THE STATE OF NEW YORK.

        SECTION 28.    Consent to Jurisdiction.    ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST ANY OBLIGOR WITH RESPECT TO THIS INTERCREDITOR AGREEMENT, ANY OTHER SECURITY AGREEMENT OR ANY OTHER FINANCING DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK, AND

BY EXECUTION AND DELIVERY OF THIS INTERCREDITOR AGREEMENT EACH OBLIGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH OBLIGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY LEGAL ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL TO THE ADDRESS SET FORTH IN SECTION 24 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTIES TO BRING PROCEEDINGS AGAINST EACH OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

        SECTION 29.    Waiver of Jury Trial.    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IT MAY HAVE IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT OR ANY SECURITY DOCUMENT.

        SECTION 30.    No Impairments of Other Rights.    Except as expressly provided herein, nothing in this Intercreditor Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Holdings Collateral Agent or any Secured Party may have or may obtain against any Obligor.

        SECTION 31.    Amendment; Waiver.    (a) No amendment, waiver, modification, supplement, discharge or termination of this Intercreditor Agreement shall be effective unless the same is agreed to in writing by the Secured Party Representatives (and any Obligor or any other party (including the Holdings Collateral Agent) to the extent that its rights or obligations under this Intercreditor Agreement are adversely affected thereby); provided, however, if an amendment, waiver, modification or supplement of this Intercreditor Agreement relates solely to a Secured Party and has no effect on any other Secured Party, the Holdings Collateral Agent shall, upon receipt of a certificate from such Secured Party or its Secured Party Representative stating that such condition is met and directing the Holdings Collateral Agent to do so, enter into such amendment, waiver, modification or supplement on its own behalf and on behalf of such Secured Party and its Secured Party Representative.

        (b)  No amendment, waiver, modification, supplement, discharge or termination of any Security Document (other than this Intercreditor Agreement) or any other Financing Document to which the Holdings Collateral Agent is a party shall be effective unless the same is agreed to in writing by the Holdings Collateral Agent acting on the instruction of the Required Creditors.

        (c)  Any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No delay on the part of any Secured Party Representative in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by such Secured Party Representative of any right, power or remedy preclude any further exercise thereof, or the exercise of any other right, power or remedy.

        SECTION 32.    Headings.    Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Intercreditor Agreement.

        SECTION 33.    Termination.    This Intercreditor Agreement shall remain in full force and effect until the Intercreditor Agreement Termination Date. Following the Intercreditor Agreement

Termination Date, Sections 18(f) and 18(g) hereof shall continue in full force and effect. Upon the Debt Termination Date, the Holdings Collateral Agent shall promptly execute and deliver to the Obligors such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Holdings Collateral and such other documentation as shall be requested by the Obligors to effect the termination and release of the Holdings Collateral.

        SECTION 34.    Entire Agreement.    This Intercreditor Agreement, including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.

        SECTION 35.    Execution in Lieu of Agent.    To the extent that any of the Secured Parties are not represented by the Holdings Administrative Agent, the Holder Representative or an Other Representative, such Secured Party shall be permitted to execute this Intercreditor Agreement and the Designation Letter on its own behalf in lieu of any agent on its behalf.

        SECTION 36.    Conflicts With Other Financing Documents.    Notwithstanding any other provision hereof, in the event of any conflict between the terms of this Intercreditor Agreement and the Financing Documents or other Security Documents, the provisions of this Intercreditor Agreement shall control.

        SECTION 37.    No Third-Party Beneficiaries.    THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF THE OBLIGORS, THE HOLDINGS COLLATERAL AGENT, THE SECURED PARTIES AND THE OTHER PARTIES HERETO, AND NO PERSON (OTHER THAN THE OBLIGORS, THE HOLDINGS COLLATERAL AGENT, THE SECURED PARTIES AND THE OTHER PARTIES HERETO AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

        SECTION 38.    Concerning each Owner Trustee.    Each Owner Trustee is executing this Intercreditor Agreement on behalf of its respective Owner Lessor solely in its capacity as Owner Trustee under the Trust Agreement to which it is a party and not in its individual capacity (except as expressly stated herein) and in no case shall any Trust Company (or any entity acting as Owner Trustee under any Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Owner Lessors or the Owner Trustees hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through, or under such party; provided, however, that each Trust Company (or any such successor Owner Trustee) shall be personally liable hereunder for its own gross negligence or willful misconduct or for its own breach of its covenants, representations and warranties contained herein, to the extent covenanted or made in its individual capacity.

        SECTION 39.    Liability of Funding LLC.    Except with respect to its gross negligence or willful misconduct, Funding LLC shall have no liability hereunder based on the failure of performance or observance of any of the terms and conditions of this Agreement except to the extent that Midwest is required to indemnify Funding LLC for such liability under Section 14.1 of the Participation Agreement or Holdings is required to indemnify Funding LLC for such liability under Section 18(g) of this Intercreditor Agreement.

        IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

MIDWEST GENERATION EME LLC
By:	/s/ FRED W. MCCLUSKEY
	Name:	Fred W. McCluskey
	Title:	Vice President
EDISON MISSION MIDWEST HOLDINGS CO.
By:	/s/ FRED W. MCCLUSKEY
	Name:	Fred W. McCluskey
	Title:	Vice President
EDISON MISSION OVERSEAS CO.
By:	/s/ FRED W. MCCLUSKEY
	Name:	Fred W. McCluskey
	Title:	Vice President
MIDWEST GENERATION, LLC
By:	/s/ FRED W. MCCLUSKEY
	Name:	Fred W. McCluskey
	Title:	Vice President
COLLINS HOLDINGS EME, LLC
By:	/s/ FRED W. MCCLUSKEY
	Name:	Fred W. McCluskey
	Title:	Vice President
COLLINS TRUST I
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee for Collins Trust I
By:	/s/ KATHLEEN A. PEDELINI
	Name:	Kathleen A. Pedelini
	Title:	Authorized Signer
COLLINS TRUST II
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee for Collins Trust II
By:	/s/ KATHLEEN A. PEDELINI
	Name:	Kathleen A. Pedelini
	Title:	Authorized Signer

COLLINS TRUST III
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee for Collins Trust III
By:	/s/ KATHLEEN A. PEDELINI
	Name:	Kathleen A. Pedelini
	Title:	Authorized Signer
COLLINS TRUST IV
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee for Collins Trust IV
By:	/s/ KATHLEEN A. PEDELINI
	Name:	Kathleen A. Pedelini
	Title:	Authorized Signer
MIDWEST FUNDING LLC
By:	/s/ DWIGHT JENKINS
	Name:	Dwight Jenkins
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust I Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust II Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust III Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust IV Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President

THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Holdings Administrative Agent
By:	/s/ THOMAS L. CASEY
	Name:	Thomas L. Casey
	Title:	Vice President
BAYERISCHE LANDESBANK INTERNATIONAL, S.A., as Midwest LC Issuer
By:	/s/ PETER RADERMACHER
	Name:	Peter Radermacher Peter Lang
	Title:	Directeur—Adjoint
By:	/s/ PETER LANG
	Name:	Peter Lang
	Title:	Mandalaire Commercial
CITIBANK, N.A., not in its individual capacity but solely as Depositary Agent
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Depositary Bank
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., as Holdings Collateral Agent
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President

SCHEDULE I
to Intercreditor Agreement

CASHFLOW RECAPTURE FUND ACCOUNT NUMBER

TO BE PROVIDED BY CITIBANK AS HOLDINGS COLLATERAL AGENT

SCHEDULE II
to Intercreditor Agreement

EDISON MISSION MIDWEST HOLDINGS CO.
CASHFLOW RECAPTURE GRID*

LEVEL 1 Debt Rating At Least:	LEVEL 2 Any Debt Rating Less Than Level 1 But At Least:	LEVEL 3 Any Debt Rating Less Than Level 2 But At Least:	LEVEL 4 Any Debt Rating Lower Than Level 3
BBB- By S&P And Baa3 By Moody's	BB+ By S&P And Ba1 By Moody's	BB or lower By S&P And Ba2 or lower By Moody's	B+ or lower By S&P Or B1 or lower By Moody's
Baa3 By Moody's And at least BB+ By S&P		BB+ By S&P And Ba2 or lower By Moody's
BBB- By S&P And at least Ba1 By Moody's		Ba1 By Moody's And BB or lower By S&P

*
At anytime the Debt Ratings are split between S&P and Moody's by more than one rating level, the Cashflow Recapture Level in which the lower rating falls shall govern.

ANNEX A
to Intercreditor Agreement

PRINCIPLES OF INTERPRETATION

        (a)    Use of Defined Terms.    Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Intercreditor Agreement shall have such meanings when used in each notice and other communication delivered from time to time in connection with this Intercreditor Agreement. The words "include" or "including" shall be deemed to be followed by "without limitation" or "but not limited to" whether or not they are followed by such phrases or words of like import.

        (b)    Cross-References.    Unless otherwise specified, references in this Intercreditor Agreement to any Article, Section, Annex, Exhibit or Schedule are references to such Article, Section, Annex, Exhibit or Schedule of or to this Intercreditor Agreement and, unless otherwise specified, references in any Article, Section or definition to any clause or paragraph are references to such clause or paragraph of such Article, Section or definition. The terms "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Intercreditor Agreement refer to this Intercreditor Agreement, as a whole and not to any particular Section, paragraph or provision of this Intercreditor Agreement.

        (c)    Accounting and Financial Determinations.    Unless otherwise specified, all accounting terms used herein or in any other Financing Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States ("GAAP").

DEFINITIONS

        The following terms (whether or not underscored) when used in this Intercreditor Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

          "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Applicable Equity Investment" means, as to each Owner Lessor, the Equity Investment under and as defined in the Applicable Participation Agreement of such Owner Lessor.

          "Applicable Participation Agreement" means (a) as to Owner Lessor I, the Participation Agreement (T1), dated as of December 15, 1999, among Collins Holdings, Owner Lessor I, Wilmington Trust Company in its capacity as Owner Trustee of Owner Lessor I, the Collins Generation I, LLC, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, Bayerische Landesbank Girozentrale, as issuer of the applicable RCE Letter of Credit and the Trust I Holder Representative, (b) as to Owner Lessor II, the Participation Agreement (T2), dated as of December 15, 1999, among Collins Holdings, Owner Lessor II, Wilmington Trust Company in its capacity as Owner Trustee of Owner Lessor II, the Collins Generation II, LLC, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, Bayerische Landesbank Girozentrale, as issuer of the applicable RCE Letter of Credit and the Trust II Holder Representative, (c) as to Owner Lessor III, the Participation Agreement (T3), dated as of December 15, 1999, among Collins Holdings, Owner Lessor III, Wilmington Trust Company in its capacity as Owner Trustee of Owner Lessor III, the Collins Generation III, LLC, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, Bayerische Landesbank Girozentrale, as issuer of the applicable RCE Letter of Credit and the Trust III Holder Representative and (d) as to Owner Lessor IV, the Participation Agreement (T4), dated as of December 15, 1999, among Collins Holdings, Owner Lessor IV, Wilmington Trust Company in its capacity as Owner Trustee of Owner Lessor IV, the Collins Generation IV, LLC,

  Holdings, Midwest, Funding LLC, the Midwest LC Issuer, Bayerische Landesbank Girozentrale, as issuer of the applicable RCE Letter of Credit and the Trust IV Holder Representative, in each case, as the same may from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Applicable Purchase Price" means, as to each Owner Lessor, the Purchase Price under and as defined in the Applicable Participation Agreement of such Owner Lessor.

          "Asset Sale Agreement" has the meaning set forth in the Recitals.

          "Authorized Officer" means with respect to the Holdings Collateral Agent, the Depositary Bank, any Secured Party Representative, any Obligor, any Owner Lessor, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of such Person (as applicable) customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Financing Documents to which such Person (as applicable) is a party and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Bankruptcy Code" means the Bankruptcy Reform Act of 1978 of the United States, as amended and as the same may be further amended, and any other Requirements of Law with respect to bankruptcy, insolvency or reorganization that are successor thereto.

          "Bankruptcy Event" with respect to any Obligor, means (i) such Obligor shall (A) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or similar official of it or any substantial part of its property, (B) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, (C) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (D) make a general assignment for the benefit of creditors or (ii) an involuntary case or other proceeding shall be filed against such Obligor seeking (A) liquidation, reorganization or other relief with respect to its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or similar law now or hereafter in effect, (B) the appointment of a trustee, receiver, liquidator, custodian or similar official of it or any substantial part of its property or (C) the winding-up or liquidation of such Obligor, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days.

          "Basic Lease Rent" means, with respect to each Facility Lease, Basic Lease Rent as such term is defined in such Facility Lease.

          "Basic Sublease Rent" means, with respect to each Facility Sublease, Basic Lease Rent as such term is defined in such Facility Sublease.

          "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York and Wilmington, DE.

          "Capital Lease" means, with respect to any Person, a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability set forth on the balance sheet of such Person or such Person's Subsidiaries in accordance with GAAP.

2

          "Capitalized Lease Liabilities" of any Person means all monetary obligations of such Person under any Capital Lease, and, for purposes of each Financing Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Cash Equivalent Investment" means, at any time:

              (i)  any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof;

            (ii)  other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 366 days; or

            (iii)  other securities as to which it has been demonstrated, to the satisfaction of the Holdings Administrative Agent and each Holder Representative, adequate liquidity through secondary markets or deposit agreements.

          "Cashflow Recapture Collateral" has the meaning set forth in Section 5(c) of this Intercreditor Agreement.

          "Cashflow Recapture Fund" means the fund established in accordance with Section 5 of this Intercreditor Agreement.

          "Cashflow Recapture Grid" means the Cashflow Recapture Grid set forth on Schedule II to this Intercreditor Agreement.

          "Cashflow Recapture Secured Parties" means (i) the Holdings Administrative Agent on behalf of each Holdings Lender and (ii)  each Owner Lessor.

          "Cashflow Recapture Termination Date" means the latest of the date on which (i) all Secured Obligations of the Cashflow Recapture Secured Parties, other than contingent liabilities and obligations which are unasserted at such date and other than the obligations of Holdings under each Lease Obligations Guarantee, have been paid and satisfied in full (or legally defeased in full expressly in accordance with the terms and conditions of the related Financing Documents) and (ii) all Financing Commitments of the Cashflow Recapture Secured Parties have been terminated.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collins Facility" means the fossil fuel-fired electric generating facility known as the Collins Station, consisting of two 554 megawatt (net) units and three 530 megawatt (net) units, located near the town of Morris in Grundy County, Illinois.

          "Collins Holdings" has the meaning set forth in the Preamble.

          "ComEd" means the Commonwealth Edison Company, an Illinois corporation.

          "ComEd Assets" has the meaning set forth in the Recitals.

          "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, an Obligor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the Indebtedness, obligation or other liability guaranteed thereby; provided, however, that if the maximum amount of the Indebtedness, obligation or other liability guaranteed thereby has not

3

  been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the Indebtedness, obligation or other liability.

          "Debt Rating" means a rating by each of Moody's and S&P of each of the Tranche A Loans, the Tranche B Loans, the Tranche C Loans and the Funding LLC Loans. If Moody's or S&P shall have changed its system of classifications after the date hereof, a Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

          "Depositary Agent" has the meaning set forth in the Preamble.

          "Depositary Bank" has the meaning set forth in the Preamble.

          "Designation Letter" has the meaning set forth in Section 22(a) of this Intercreditor Agreement.

          "Dollar" and the sign "$" mean lawful money of the United States.

          "Edison Mission Energy" means Edison Mission Energy, a California corporation.

          "Effective Date" means the date of the execution and delivery of this Intercreditor Agreement by the parties hereto.

          "Eligible Credit Facility" has the meaning set forth in Section 3(e)(vi) of this Intercreditor Agreement.

          "Eligible Debt" has the meaning set forth in Section 3(e)(vi) of this Intercreditor Agreement.

          "Eligible Voter" has the meaning set forth in Section 3(e)(vi) of this Intercreditor Agreement.

          "EMOC" has the meaning set forth in the Preamble.

          "EMOC Loan Documents" means (i) the Subordination Agreement, (ii) the Subordinated Loan Agreement and (iii) the Subordinated Revolving Loan Agreement.

          "EMOC Pledge Agreement" means the Pledge Agreement dated December 15, 1999 between EMOC and the Holdings Collateral Agent substantially in the form of Exhibit D to this Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Environmental Law" means all statutes, laws (including common law), ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders), and any other legally enforceable requirements of any Governmental Authority relating to, regulating, or imposing liability or standards of conduct concerning Hazardous Materials, public health or protection of the environment, as have been, are now, or may at any time hereafter be in effect.

          "Excess Cashflow" has the meaning set forth in each of the Holdings Credit Agreement and each Applicable Participation Agreement.

          "Facility Exposure" has the meaning set forth in Section 3(e)(vi) of this Intercreditor Agreement.

          "Facility Lease" means Facility Lease I, Facility Lease II, Facility Lease III or Facility Lease IV, or any combination thereof (as the context requires).

          "Facility Lease I" means the Facility Lease Agreement (TI), dated as of December 15, 1999, between Owner Lessor I and Collins Holdings, as the same may from time to time be amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

4

          "Facility Lease II" means the Facility Lease Agreement (TII), dated as of December 15, 1999, between Owner Lessor II and Collins Holdings, as the same may from time to time be amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Facility Lease III" means the Facility Lease Agreement (TIII), dated as of December 15, 1999, between Owner Lessor III and Collins Holdings, as the same may from time to time be amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Facility Lease IV" means the Facility Lease Agreement (TIV), dated as of December 15, 1999, between Owner Lessor IV and Collins Holdings, as the same may from time to time be amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Facility Sublease" means (a) with respect to the Leased Assets under Facility Lease I, the Facility Sublease Agreement (TI), dated as of December 15, 1999, between Owner Lessor I, Collins Holdings and Midwest, (b) with respect to the Leased Assets under Facility Lease II, the Facility Sublease Agreement (TII), dated as of December 15, 1999, between Owner Lessor II, Collins Holdings and Midwest, (c) with respect to the Leased Assets under Facility Lease III, the Facility Sublease Agreement (TIII), dated as of December 15, 1999, between Owner Lessor III, Collins Holdings and Midwest and (d) with respect to the Leased Assets under Facility Lease IV, the Facility Sublease Agreement (TIV), dated as of December 15, 1999, between Owner Lessor IV, Collins Holdings and Midwest, in each case, as the same may from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Financing Commitment" means any commitment pursuant to the Financing Documents to extend credit or provide support in the form of a guarantee or otherwise to the Obligors.

          "Financing Documents" means (i) the Lease Finance Documents, (ii) the Holdings Loan Documents, (iii) the Midwest LC Documents, and (iv) the Permitted Secured Indebtedness Documents.

          "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1999 Fiscal Year") referred to the Fiscal Year ending on December 31 occurring during such calendar year.

          "Fixed Charges" has the meaning set forth in each of the Holdings Credit Agreement and each Applicable Participation Agreement.

          "Funding LLC" has the meaning set forth in the Preamble.

          "Funding LLC Loans" has the meaning set forth in each Applicable Participation Agreement.

          "GAAP" has the meaning set forth in paragraph (c) of this Appendix A.

          "Governmental Approval" means any authorization, consent, approval, license, permit, exemption, filing or registration with any Governmental Authority.

          "Governmental Authority" means any nation or government, any state, provincial or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hazardous Material" means:

              (i)  any "hazardous substance", as defined by any Environmental Law;

            (ii)  any "hazardous waste", as defined by any Environmental Law;

5

            (iii)  any petroleum product (including crude oil or any fraction thereof); or

            (iv)  any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, force or substance (including polychlorinated biphenyls, urea-formaldehyde insulation, asbestos or radioactivity) that is regulated pursuant to or could give rise to liability under any Environmental Law.

          "Holder Representative" has the meaning set forth in the Preamble.

          "Holder Representative Certificate" means an Officer's Certificate of an Authorized Officer of the Holder Representative.

          "Holders" has the meaning set forth in the Preamble.

          "Holdings" has the meaning set forth in the Preamble.

          "Holdings Administrative Agent" has the meaning set forth in the Preamble.

          "Holdings Administrative Agent Certificate" means an Officer's Certificate of a Authorized Officer of the Holdings Administrative Agent.

          "Holdings Collateral" means (a) all right, title and interest of Holdings in, to and under the "Holdings Pledged Collateral" as such term is defined in the Holdings Pledge Agreement, (b) all right, title and interest of MGE in, to and under the "MGE Collateral" as such term is defined in the MGE Pledge Agreement and (c) all right, title and interest of EMOC in, to and under the "EMOC Collateral" as such term is defined in the EMOC Pledge Agreement.

          "Holdings Collateral Agent" has the meaning set forth in the Preamble.

          "Holdings Collateral Agent Certificate" means an Officer's Certificate of an Authorized Officer of the Holdings Collateral Agent.

          "Holdings Credit Agreement" has the meaning set forth in the Recitals.

          "Holdings Lenders" has the meaning set forth in the Preamble.

          "Holdings Loan" means a Loan under, and as defined in, the Holdings Credit Agreement made by the Holdings Lenders to Holdings pursuant to Section 2.1 of the Holdings Credit Agreement.

          "Holdings Loan Documents" means the Holdings Credit Agreement, the Holdings Notes and the other agreements, documents and instruments delivered in connection with the Holdings Credit Agreement and the Holdings Notes.

          "Holdings Loan Party" means Holdings and each of Holdings' direct and indirect Subsidiaries.

          "Holdings Note" means, as the context may require, a Tranche A Note, a Tranche B Note or a Tranche C Note.

          "Holdings Pledge Agreement" means the Pledge Agreement dated December 15, 1999 between Holdings and the Holdings Collateral Agent substantially in the form of Exhibit C to this Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "including" means including without limiting the generality of any description preceding such term, and, for purposes of each Financing Document, the parties thereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

6

          "Indebtedness" of any Person means, without duplication:

              (i)  all indebtedness for borrowed money;

            (ii)  all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument, except trade accounts arising in the ordinary course of business;

            (iii)  all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

            (iv)  all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

            (v)  all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

            (vi)  all Capitalized Lease Liabilities and Operating Lease Liabilities;

          (vii)  all net obligations with respect to interest rate cap agreements, interest rate swap agreements, sales of foreign exchange options and other hedging agreements or arrangements;

          (viii)  all indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

            (ix)  all Contingent Liabilities.

  For all purposes of this Intercreditor Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          "Indemnified Parties" has the meaning set forth in Section 18(g).

          "Independent Consultant" means (i) Stone & Webster Management Consultants, Inc. (or such other independent engineering firm selected by the Secured Parties), (ii) Hagler Bailly Inc. (or such other marketing consultant selected by the Secured Parties) and (iii) Fieldston Consulting (or such other fuel marketing consultants selected by the Secured Parties).

          "Initial Lessor Note" means, with respect to each Owner Lessor, each Initial Lessor Note of such Owner Lessor, as such term is defined in the Lessor Loan Agreement of such Owner Lessor.

          "Intercreditor Agreement" means this Collateral Agency and Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Intercreditor Agreement Default" means any Intercreditor Agreement Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Intercreditor Agreement Event of Default.

          "Intercreditor Agreement Event of Default" means (i) an Event of Default (as defined in the Holdings Credit Agreement), (ii) a Lease Event of Default or Sublease Event of Default or

7

  (iii) any "event of default" (or correlative event) under, and as defined in, any other Financing Document.

          "Intercreditor Agreement Termination Date" means the date on which (i) all Secured Obligations, other than contingent liabilities and obligations which are unasserted at such date and other than the obligations of Holdings under each Lease Obligations Guarantee, have been paid and satisfied in full (or legally defeased in full expressly in accordance with the terms and conditions of the related Financing Documents) and all Financing Commitments have been terminated and (ii) all Obligations, other than contingent liabilities and obligations which are unasserted at such date, owed by the Owner Lessors to the Holders under the Lessor Loan Agreements have been paid and satisfied in full (or legally defeased in full expressly in accordance with the terms and conditions of the related Financing Documents) and all Financing Commitments have been terminated.

          "Interest Rate Hedging Transactions" means, as to any Obligor, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person (i) in order to protect against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and, in any event, not for speculative purposes and (ii) either (A) with a counterparty who is also then a Holdings Lender (or an Affiliate thereof), or (B) with the prior approval of the Required Lenders (as such term is defined in the Holdings Credit Agreement) as provided in the Holdings Credit Agreement.

          "Lease Event of Default" means, with respect to each Facility Lease, a Lease Event of Default as such term is defined in such Facility Lease.

          "Lease Finance Documents" means the Lessor Loan Agreements, the Lessor Notes, the Lease Obligations Guarantees and the other agreements, documents and instruments delivered in connection with the Lessor Loan Agreements and the Lessor Notes.

          "Lease Obligations" means the obligations of Midwest and Collins Holdings to make Basic Lease Rent, Basic Sublease Rent, Renewal Lease Rent, Renewal Sublease Rent, Supplemental Lease Rent, Supplemental Sublease Rent and other payments under the Facility Subleases and the Facility Leases, respectively.

          "Lease Obligations Guarantee" means (i) the Guarantee (TI) dated as of December 15, 1999 by Holdings in favor of Owner Lessor I; (ii) the Guarantee (TII) dated as of December 15, 1999 by Holdings in favor of Owner Lessor II; (iii) the Guarantee (TIII) dated as of December 15, 1999 by Holdings in favor of Owner Lessor III; and (iv) the Guarantee (TIV) dated as of December 15, 1999 by Holdings in favor of Owner Lessor IV, in each case as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Leased Assets" has the meaning set forth in the Recitals.

          "Lessor Collateral" means, with respect to each Facility Lease, the Lessor Collateral as such term is defined in the Lessor Loan Agreement relating to such Facility Lease.

          "Lessor Loan Agreement" means Lessor Loan Agreement I, Lessor Loan Agreement II, Lessor Loan Agreement III or Lessor Loan Agreement IV, or any combination thereof (as the context requires).

8

          "Lessor Loan Agreement I" means the Lessor Loan Agreement (TI), dated as of December 15, 1999, between Owner Lessor I, Funding LLC and Holder Representative I, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Lessor Loan Agreement II" means the Lessor Loan Agreement (TII), dated as of December 15, 1999, between Owner Lessor II, Funding LLC and Holder Representative II, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Lessor Loan Agreement III" means the Lessor Loan Agreement (TIII), dated as of December 15, 1999, between Owner Lessor III, Funding LLC and Holder Representative III, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Lessor Loan Agreement IV" means the Lessor Loan Agreement (TIV), dated as of December 15, 1999, between Owner Lessor IV, Funding LLC and Holder Representative IV, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Lessor Note" means, with respect to each Owner Lessor, each Lessor Note as such term is defined in Lessor Loan Agreement of such Owner Lessor.

          "Lessor Security Documents" means, with respect to each Lessor Loan Agreement, the Lessor Security Documents as such term is defined in such Lessor Loan Agreement.

          "Letter of Credit Guarantee" means the Guarantee dated as of December 15, 1999 by Holdings in favor of the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of Indebtedness or performance of an obligation.

          "MGE" has the meaning set forth in the Preamble.

          "MGE Pledge Agreement" means the Pledge Agreement dated December 15, 1999 between MGE and the Holdings Collateral Agent substantially in the form of Exhibit B to this Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Midwest" has the meaning set forth in the Preamble.

          "Midwest LC Documents" means the Midwest Letters of Credit, the Midwest Reimbursement Agreements, the Letter of Credit Guarantee and the other documents, agreements and instruments delivered in connection with the Midwest Letters of Credit and the Midwest Reimbursement Agreement.

          "Midwest LC Issuer" means Bayerische Landesbank International, S.A., as issuer of the Midwest Letters of Credit.

          "Midwest LC Reimbursement Obligations" means the undrawn face amount of all Midwest Letters of Credit and the aggregate principal amount of all reimbursement obligations of Midwest in respect of all drawings made under the Midwest Letters of Credit.

          "Midwest Letters of Credit" means each letter of credit issued by the Midwest LC Issuer under a Midwest Reimbursement Agreement for the account of Midwest and for the benefit of an Owner Lessor.

9

          "Midwest Reimbursement Agreement" means each of Midwest Reimbursement Agreement I, Midwest Reimbursement Agreement II, Midwest Reimbursement Agreement III and Midwest Reimbursement Agreement IV, or any combination thereof (as the context requires).

          "Midwest Reimbursement Agreement I" means the Reimbursement Agreement (TI) dated as of December 15, 1999 between Midwest and the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Midwest Reimbursement Agreement II" means the Reimbursement Agreement (TII) dated as of December 15, 1999 between Midwest and the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Midwest Reimbursement Agreement III" means the Reimbursement Agreement (TIII) dated as of December 15, 1999 between Midwest and the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Midwest Reimbursement Agreement IV" means the Reimbursement Agreement (TIV) dated as of December 15, 1999 between Midwest and the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Moody's" means Moody's Investors Service, a division of Dun & Bradstreet Corporation, and its successors and assigns.

          "Obligations" means with respect to any Indebtedness of any Person (collectively, without duplication): (i) all debt, financial liabilities and obligations of such Person of whatsoever nature and howsoever evidenced (including, but not limited to, principal, interest, fees, reimbursement obligations, cash cover obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the providers or holders of such Indebtedness or to any agent, trustee or other representative of such providers or holders of such Indebtedness under or pursuant to each agreement, document or instrument evidencing, securing, guaranteeing or relating to such indebtedness, financial liabilities or obligations relating to such Indebtedness (including, without limitation, Financing Documents or Security Documents applicable to such Indebtedness (if any)), in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such agreement, document or instrument; (ii) any and all sums advanced by the Holdings Collateral Agent, the Depositary Bank and Secured Party Representative or any other Person in order to preserve the Holdings Collateral, the Cashflow Recapture Collateral or any other collateral securing such Indebtedness or to preserve the Liens and Security Interests in the Holdings Collateral, the Cashflow Recapture Collateral or any other collateral, securing such Indebtedness; and (iii) the costs and expenses of collection and enforcement of the obligations referred to in clauses (i) and (ii) (including, without limitation, (A) the costs and expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on any Holdings Collateral, the Cashflow Recapture Collateral or any other collateral, (B) the costs and expenses of any exercise by the Holdings Collateral Agent or any other Person of its rights under the Security Documents or any other security documents and (C) reasonable attorneys' fees and court costs).

          "Obligor Certificate" means an Officer's Certificate of Holdings.

          "Obligors" means (i) Holdings, (ii) Midwest, (iii) MGE and (iv) EMOC.

          "Officer's Certificate" means, with respect to any Person, an officer's certificate of such Person duly executed delivered by an Authorized Officer of such Person.

10

          "Operating Lease" means, any lease other than a Capital Lease (and, solely by virtue of the intended classification under GAAP, shall include the Facility Leases and the Facility Subleases).

          "Operating Lease Liability" of any Person means all monetary obligations of such Person under any Operating Lease, and, for purposes of each Financing Document, the amount of such obligations shall be the Termination Value under and as defined in such Operating Lease.

          "Organic Document" means, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement, and, with respect to any Person that is a limited liability company, its members or operating agreement and any limited liability company certificate as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Other Representatives" has the meaning set forth in the Preamble.

          "Owner Lessor I" has the meaning set forth in the Preamble.

          "Owner Lessor II" has the meaning set forth in the Preamble.

          "Owner Lessor III" has the meaning set forth in the Preamble.

          "Owner Lessor IV" has the meaning set forth in the Preamble.

          "Owner Lessors" has the meaning set forth in the Preamble.

          "Owner Participant" means, as to each Owner Lessor, the Owner Participant under and as defined in the Applicable Participation Agreement of such Owner Lessor.

          "Owner Trustee" means, as to each Owner Lessor, the Owner Trustee under and as defined in the Applicable Participation Agreement of such Owner Lessor.

          "Permitted Secured Indebtedness" means Indebtedness permitted by each of (i) Section 8.2.1(b), (f), (g) or (j) of the Holdings Credit Agreement, (ii) Section 8.1(c), (g), (h) or (k) of each Applicable Participation Agreement and (iii) the correlative provisions of any other Financing Document.

          "Permitted Secured Indebtedness Documents" means each credit agreement, loan agreement and other agreement, document or instrument delivered in connection with any Permitted Secured Indebtedness which is the subject of a Designation Letter.

          "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Pledge Agreements" means (i) the MGE Pledge Agreement, (ii) the Holdings Pledge Agreement and (iii) the EMOC Pledge Agreement.

          "Quarterly Payment Date" means the first Business Day of each January, April, July and October.

          "Renewal Lease Rent" means, with respect to each Facility Lease, Renewal Lease Rent as such term is defined in such Facility Lease.

          "Renewal Sublease Rent" means, with respect to each Facility Sublease, Renewal Lease Rent as such term is defined in such Facility Sublease.

          "Required Action Initiation Notice" has the meaning set forth in Section 3(e)(i) of this Intercreditor Agreement.

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          "Required Action Notice" has the meaning set forth in Section 3(e)(ii) of this Intercreditor Agreement.

          "Required Creditor Action" has the meaning set forth in Section 3(e) of this Intercreditor Agreement.

          "Required Creditors" has the meaning set forth in Section 3(e)(vi) of this Intercreditor Agreement.

          "Requirement of Law" means, as to any Person, the Organic Documents of such Person, any law, treaty, rule or regulation, or any determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Requisite Percentage" has the meaning set forth in Section 3(e)(vi) of this Intercreditor Agreement.

          "Resolution Notice" has the meaning set forth in Section 3(e)(v) of this Intercreditor Agreement.

          "Restricted Payment" has the meaning set forth in the Holdings Credit Agreement.

          "Restricted Payment Conditions" means the conditions set forth in Section 8.2.7 of the Holdings Credit Agreement.

          "Revenues" means, in respect of any period, all cash amounts received by the Obligors during such period, including revenues from the sale of energy and capacity, proceeds of business interruption insurance and all interest and other income earned on amounts in the Cashflow Recapture Fund.

          "S&P" means Standard & Poor's Ratings Services (a division of McGraw-Hill, Inc.) and its successors and assigns.

          "Secured Indebtedness" means (without duplication) (i) the principal of, premium (if any) and interest on, the Holdings Loans, (ii) the obligations of Holdings under each Lease Obligations Guarantee with respect to the related Lease Obligations, (iii) the obligations of Holdings under the Letter of Credit Guarantee, and (iv) the principal of, premium (if any) and interest on, Permitted Secured Indebtedness subject of a Designation Letter.

          "Secured Obligations" means all Obligations of the Obligors under, with respect to or arising out of, Secured Indebtedness.

          "Secured Party Representative" means (a) in the case of the Holdings Lenders, the Holdings Administrative Agent, (b) in the case of the Trust I Holders, the Trust I Holder Representative, (c) in the case of the Trust II Holders, the Trust II Holder Representative, (d) in the case of the Trust III Holders, the Trust III Holder Representative, (e) in the case of the Trust IV Holders, the Trust IV Holder Representative, (f) the Midwest LC Issuer, (g) each Other Representative as agent for, and acting on behalf of, certain holders of the indebtedness or obligation evidenced by Permitted Secured Indebtedness Documents as specified in the Designation Certificate of such Other Representative and (h) any other Secured Party in respect of Secured Obligations not otherwise being represented by a Person specified in clause (a), (b), (c), (d), (e), (f) or (g) above.

          "Secured Parties" means (i) the Holdings Collateral Agent, (ii) the Holdings Administrative Agent, (iii) each Other Representative, (iv) each Holdings Lender (and each Affiliate of a Holdings Lender that is party to an Interest Rate Hedging Transaction), (v) the Midwest LC Issuer, (vi) each Person extending credit under the Permitted Secured Indebtedness Documents and (vii) each Owner Lessor.

12

          "Security Interest" means (a) any Lien on the Holdings Collateral or any other collateral purported to be granted to the Holdings Collateral Agent for the benefit of one or more of the Secured Parties (or any trustee, sub-agent or other Person acting for or on behalf of the Holdings Collateral Agent) and (b) any Lien on any Cashflow Recapture Collateral or other collateral purported to be granted to the Cashflow Recapture Secured Parties (or any trustee, sub-agent or other Person acting for or on their behalf, in each case, pursuant to any applicable Security Document.

          "Security Documents" means (i) this Intercreditor Agreement, (ii) each Lease Obligation Guarantee, (iii) each Pledge Agreement, and (iv) any other agreement or instrument hereafter entered into by any Obligor or any other Person which, directly or indirectly, guarantees or secures payment of the Secured Obligations (other than agreements or instruments relating to Lessor Collateral with respect to each Facility Lease other than the related Lease Obligations Guarantee).

          "Senior Creditor Certificate" means an Officer's Certificate delivered by a Secured Party.

          "Senior Creditor Voting Certificates" has the meaning set forth in Section 3(e)(iv) of this Intercreditor Agreement.

          "Subject Property" has the meaning set forth in Section 4(d)(i) of this Intercreditor Agreement.

          "Sublease Event of Default" means, with respect to each Facility Sublease, Lease Event of Default as such term is defined in such Facility Sublease.

          "Subordinated Loan Agreement" means the Subordinated Loan Agreement substantially in the form of Exhibit E-2 hereto entered into by and among EMOC and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Subordination Agreement" means the Subordination Agreement substantially in the form of Exhibit E-1 hereto entered into by and among the Holdings Collateral Agent, EMOC, and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Subordinated Revolving Loan Agreement" means the Subordinated Revolving Loan Agreement substantially in the form of Exhibit E-3 hereto entered into by and among EMOC and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock, partnership interests or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or to control the management of such partnership, limited liability company or other entity is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          "Supplemental Lease Rent" means, with respect to each Facility Lease and the related Facility Sublease, without duplication, Supplemental Lease Rent under such Facility Lease.

          "Supplemental Sublease Rent" means, with respect to each Facility Sublease, Supplemental Lease Rent as such term is defined in such Facility Sublease.

          "Tranche A Loan" has the meaning set forth in the Holdings Credit Agreement.

          "Tranche A Note" has the meaning set forth in the Holdings Credit Agreement.

13

          "Tranche B Loan" has the meaning set forth in the Holdings Credit Agreement.

          "Tranche B Note" has the meaning set forth in the Holdings Credit Agreement.

          "Tranche C Loan" has the meaning set forth in the Holdings Credit Agreement.

          "Tranche C Note" has the meaning set forth in the Holdings Credit Agreement.

          "Trust Agreement" means, as to each Owner Lessor, the Trust Agreement as such term is defined in the Applicable Participation Agreement of such Owner Lessor.

          "Trust Company" means, as to each Owner Lessor, the Trust Company under and as defined in the Applicable Participation Agreement of such Owner Lessor.

          "Trust I Holder Representative" has the meaning set forth in the Preamble.

          "Trust II Holder Representative" has the meaning set forth in the Preamble.

          "Trust III Holder Representative" has the meaning set forth in the Preamble.

          "Trust IV Holder Representative" has the meaning set forth in the Preamble.

          "Trust I Holders" has the meaning set forth in the Preamble.

          "Trust II Holders" has the meaning set forth in the Preamble.

          "Trust III Holders" has the meaning set forth in the Preamble.

          "Trust IV Holders" has the meaning set forth in the Preamble.

          "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "United States" or "U.S." means the United States of America.

          "Voting Period" has the meaning set forth in Section 3(e)(ii) of this Intercreditor Agreement.

14

EXHIBIT A
to Intercreditor Agreement

[FORM OF DESIGNATION LETTER]

[Date]

CITIBANK, N.A.
[ADDRESS]

Re: EDISON MISSION MIDWEST HOLDINGS CO.

Ladies and Gentlemen:

        Reference is made to (i) the Collateral Agency and Intercreditor Agreement (the "Intercreditor Agreement") dated as of December 15, 1999 among Midwest Generation EME LLC, Edison Mission Midwest Holdings Co., Edison Mission Overseas Co., Midwest Generation, LLC, Collins Holdings EME, LLC, each Owner Lessor referred to therein, Midwest Funding LLC, the Holdings Administrative Agent referred to therein, each Holder Representative referred to therein, each Other Representative referred to therein, the Midwest LC Issuer referred to therein, the Depositary Agent referred to therein, the Depositary Bank referred to therein and Citibank, N.A., as Holdings Collateral Agent and (ii) [Describe New Credit Documents]. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Intercreditor Agreement.

        The undersigned is the [Bank/Lender][Agent/Trustee for the [Banks][Lenders][Bondholders]] under the [New Credit Document].

        The undersigned is delivering this Designation Letter pursuant to Section 22 of the Intercreditor Agreement in order to permit the undersigned [and each [Bank][Lender][Bondholder]] under the New Credit Documents to become a Secured Party under the Intercreditor Agreement and the Security Documents and to benefit from the Holdings Collateral under the other Security Documents in accordance with the terms of the Intercreditor Agreement and the other Security Documents.

        Attached hereto is (i) a copy of the certificate delivered by a authorized officer of [Holdings][Midwest] delivered in connection with the [New Credit Document] and (ii) a copy of the Intercreditor Agreement.

        The undersigned [on behalf of itself and the [Banks] [Lenders] accedes to and agrees to be bound by all of the terms and provisions of the Intercreditor Agreement and the Security Documents.

        Our address for notices is:

        [Insert information]

        Our wire transfer instructions are:

        [Insert Information]

        This Designation Letter may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

        THIS DESIGNATION LETTER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK) THAT MIGHT CAUSE THIS

DESIGNATION LETTER TO BE GOVERNED BY OR CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION.

[CREDITOR]

By:

Name:
Title:

2

Acknowledged:

CITIBANK, N.A., not in its individual capacity but solely as Holdings Collateral Agent

By:

Name:
Title:

OFFICER'S CERTIFICATE

        I, [Name], [Title] of EDISON MISSION MIDWEST HOLDINGS CO. ("Holdings"), DO HEREBY CERTIFY on behalf of Holdings as follows:

          1.    Indebtedness incurred pursuant to [New Credit Document] is permitted to be incurred in accordance with, and is permitted to be entitled to the benefit of the Intercreditor Agreement referred to below and the Security Documents in accordance with, each Financing Document.

          2.    A title search report and a UCC financing statement report in the relevant jurisdictions have been prepared and such reports identify no Liens other than Liens permitted by the Financing Documents.

        Capitalized terms used herein and not defined herein shall have the meaning assigned thereto in the Collateral Agency and Intercreditor Agreement (the "Intercreditor Agreement") dated as of December 15, 1999 among Midwest Generation EME LLC, Edison Mission Midwest Holdings Co., Edison Mission Overseas Co., Midwest Generation, LLC, Collins Holdings EME, LLC, each Owner Lessor referred to therein, Midwest Funding LLC, the Holdings Administrative Agent referred to therein, each Holder Representative referred to therein, each Other Representative referred to therein, the Midwest LC Issuer referred to therein, the Depositary Agent referred to therein, the Depositary Bank referred to therein and Citibank, N.A., as Holdings Collateral Agent.

        WITNESS my hand this [        ] day of [                        ,         ].

By:

Name:
Title:

EXHIBIT B
to Intercreditor Agreement

PLEDGE AGREEMENT

between

MIDWEST GENERATION EME, LLC

and

CITIBANK, N.A.
as Holdings Collateral Agent

Dated as of December 15, 1999

Annex 1—Pledged Interests

PLEDGE AGREEMENT

        PLEDGE AGREEMENT (this "Agreement") dated as of December 15, 1999, between MIDWEST GENERATION EME, LLC, a limited liability company duly organized and validly existing under the laws of Delaware (the "Obligor"), and CITIBANK, N.A., as collateral agent for the Secured Parties under the Intercreditor Agreement referred to below (in such capacity, together with its successors in such capacity, the "Holdings Collateral Agent").

        The Obligor, Edison Mission Midwest Holdings Co. ("Holdings"), Edison Mission Overseas Co., Midwest Generation, LLC ("Midwest"), Collins Holdings EME, LLC ("Collins Holdings"), each Owner Lessor referred to therein, Midwest Funding LLC, the Holdings Administrative Agent referred to therein, each Holder Representative referred to therein, each Other Representative referred to therein, the Depositary Bank referred to therein, the Depositary Agent referred to therein, the Midwest LC Issuer referred to therein and the Holdings Collateral Agent have entered into that certain Collateral Agency and Intercreditor Agreement (as amended, modified and supplemented and in effect from time to time, the "Intercreditor Agreement") dated as of December 15, 1999. This is one of the Pledge Agreements referred to in the Intercreditor Agreement.

        The Obligor is the sole shareholder of Holdings and the sole member of Collins Holdings on the date hereof and has, subject to the terms and conditions of this Agreement, agreed to grant a Lien and Security Interest in the MGE Collateral referred to herein.

        NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    DEFINITIONS.    Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto under, the Intercreditor Agreement (including, without limitation, Appendix A thereto). In addition, as used herein:

          "MGE Collateral" has the meaning assigned to such term in Section 3.

          "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property, financial condition or operations of the Obligor, since the Effective Date, (ii) the ability of the Obligor to perform its obligations under any of the Financing Documents to which it is a party or (iii) the validity and enforceability of any of the Financing Documents to which the Obligor is a party, the liens granted thereunder or the rights and remedies thereto.

          "Pledged Interests" has the meaning assigned to such term in Section 3(a).

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

        SECTION 2.    REPRESENTATIONS AND WARRANTIES.    The Obligor represents and warrants to the Holdings Collateral Agent and the other Secured Parties that as of the date hereof:

          (a)  The Obligor is duly organized, validly existing and in good standing under the laws of Delaware, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          (b)  The execution, delivery and performance of this Agreement by the Obligor are within its limited liability company and other powers and have been duly authorized by all necessary limited liability company and other action and, if required, by all necessary member or shareholder action. This Agreement has been duly executed and delivered by the Obligor and constitutes a legal, valid and binding obligation of the Obligor, enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited (i) by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights,

  (ii) by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) as indicated in the legal opinion of the special New York counsel to the Obligor delivered pursuant to Section 6.1.13 of the Holdings Credit Agreement.

          (c)  The Obligor has received or has the benefit of all Governmental Approvals which are necessary for the execution, delivery and performance of its respective obligations under this Agreement. The execution, delivery and performance of this Agreement by the Obligor (i) will not violate the limited liability company agreement or other organizational documents of the Obligor, (ii) will not violate any applicable law or regulation or order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Obligor or its assets, or give rise to a right thereunder to require any payment to be made by the Obligor and (iv) except for the Liens created pursuant to this Agreement, will not result in the creation or imposition of any Lien on any asset of the Obligor, in the case of clauses (ii), (iii) and (iv) of this Section 2(c), except where such violation, default, requirement, creation or imposition would not have a Material Adverse Effect.

          (d)  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Obligor, threatened against the Obligor as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would individually or in the aggregate, have a Material Adverse Effect.

          (e)  The Obligor is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940. The Obligor is neither a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended ("PUHCA") nor subject to regulation under PUHCA except pursuant to Section 9(a)(2) thereof.

          (f)    The Obligor is the sole beneficial owner of the MGE Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists upon such MGE Collateral, except for the pledge and security interest in favor of the Holdings Collateral Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such MGE Collateral.

          (g)  The Pledged Interests evidenced by the certificates identified under the name of the Obligor in Annex 1 are duly authorized, validly existing, fully paid and non-assessable and none of the Pledged Interests is subject to any contractual restriction, or any restriction under the certificate of incorporation of Holdings or limited liability company agreement of Collins Holdings (except for any such restriction contained herein).

          (h)  The Pledged Interests evidenced by the certificates identified under the name of the Obligor in Annex 1 constitute all the shares, membership interests or other ownership interests of any class or character of Holdings and Collins Holdings beneficially owned by the Obligor on the date hereof (whether or not registered in the name of the Obligor) and Annex 1 correctly identifies, as at the date hereof, the shares or membership interests constituting the Pledged Interests and the respective amounts of such shares or membership interests.

        SECTION 3.    THE PLEDGE.    As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Obligor hereby pledges and grants to the Holdings Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Obligor's right, title and interest in the following property, whether now

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owned by the Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "MGE Collateral"):

          (a)  the shares in Holdings and the membership interests in Collins Holdings identified in Annex 1 hereto or other ownership interests of whatever class or character of Holdings and Collins Holdings, now or hereafter owned by the Obligor, in each case together with the certificates (if any) evidencing the same (collectively, the "Pledged Interests");

          (b)  all stock, securities, moneys or property representing a dividend on any of the Pledged Interests, or representing a distribution or return of capital upon or in respect of the Pledged Interests, or resulting from a split-up, revision, reclassification or other change of the Pledged Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

          (c)  in the event of any consolidation or merger in which Holdings or Collins Holdings is not the surviving corporation, all ownership interests of any class or character of the successor entity formed by or resulting from such consolidation or merger; and

          (d)  all proceeds of and to any of the property of the Obligor described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Obligor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

        SECTION 4.    FURTHER ASSURANCES; REMEDIES.    In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Obligor hereby agrees until the Intercreditor Agreement Termination Date with the Holdings Collateral Agent and each of the other Secured Parties as follows:

          4.01    Delivery and Other Perfection.    The Obligor shall:

            (a)  if any of the shares, securities, moneys or property required to be pledged by the Obligor under clauses (a), (b) and (c) of Section 3 are received by the Obligor, forthwith either (x) transfer and deliver to the Holdings Collateral Agent such shares of stock or securities so received by the Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Holdings Collateral Agent, pursuant to the terms of this Agreement, as part of the MGE Collateral or (y) take such other action as the Holdings Collateral Agent shall request, at the direction of the Required Creditors, to duly record the Lien created hereunder in such stock, securities, moneys or property in said clauses (a), (b) and (c);

            (b)  give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or reasonably requested by the Holdings Collateral Agent, at the direction of the Required Creditors, to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Holdings Collateral Agent, at any time following the occurrence and continuance of an Intercreditor Agreement Event of Default, to exercise and enforce its rights hereunder with respect to such pledge and security interest causing any or all of the MGE Collateral to be transferred of record into the name of the Holdings Collateral Agent or its nominee (and the Holdings Collateral Agent agrees that if any MGE Collateral is transferred into its name or the name of its nominee, the Holdings Collateral Agent will thereafter promptly give to the Obligor copies of any notices and communications received by it with respect to the MGE Collateral pledged by the Obligor hereunder);

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            (c)  keep full and accurate books and records relating to the MGE Collateral, and stamp or otherwise mark such books and records in such manner as the Holdings Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

            (d)  permit representatives or agents of the Holdings Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the MGE Collateral, and, upon the occurrence and during the continuation of an Intercreditor Agreement Event of Default, permit representatives or agents of the Holdings Collateral Agent to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the MGE Collateral, and forward copies of any notices or communications received by the Obligor with respect to the MGE Collateral, all in such manner as the Holdings Collateral Agent may require.

          4.02    Other Financing Statements and Liens.

            (1)  The Obligor shall not create, incur, assume or suffer to exist any Lien upon the MGE Collateral at any time, except for the pledge and security interest in favor of the Holdings Collateral Agent for the benefit of the Secured Parties created pursuant hereto or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such MGE Collateral.

            (2)  Without the prior written consent of the Holdings Collateral Agent (acting upon the instruction of the Required Creditors), the Obligor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the MGE Collateral in which the Holdings Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

          4.03    Preservation of Rights.    The Holdings Collateral Agent is not required to take any steps necessary to preserve any rights against prior parties to any of the MGE Collateral.

          4.04    Special Provisions Relating to the MGE Collateral.

            (1)  The Obligor will cause the MGE Collateral to constitute at all times all economic equity interests of any class or character of Holdings and Collins Holdings then outstanding; provided that the Obligor may sell or otherwise transfer economic equity interests in Holdings if such sale does not result in an Event of Default under Section 9.1.13 of the Holdings Credit Agreement (or the correlative provisions of any other Financing Document) and the purchaser or the transferee of such economic equity interests delivers, contemporaneously with such sale, a pledge agreement substantially in the form of Exhibit B to the Intercreditor Agreement together with legal opinions and corporate documents reasonably requested by the Holdings Collateral Agent at the direction of the Required Creditors.

            (2)  So long as no Intercreditor Agreement Event of Default shall have occurred and be continuing, the Obligor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the MGE Collateral for all purposes not inconsistent with the terms of this Agreement, any other Financing Document or any other instrument or agreement referred to herein; provided that the Obligor agrees that it will not vote the MGE Collateral in any manner that is inconsistent with the terms of this Agreement or any other Financing Document; and the Holdings Collateral Agent, at the direction of the Required Creditors, shall execute and deliver to the Obligor or cause to be executed and delivered to the Obligor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligor may reasonably request for the purpose of enabling the Obligor to exercise the rights and powers that they are entitled to exercise pursuant to this Section 4.04(2).

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            (3)  Unless and until an Intercreditor Agreement Event of Default has occurred and is continuing, the Obligor shall be entitled to receive and retain any and all distributions on the MGE Collateral paid in cash in compliance with Section 8.2.7 of the Holdings Credit Agreement (and the correlative provisions of the other Financing Documents).

            (4)  All Pledged Interests in which the Obligor shall hereafter grant a security interest pursuant to Section 3 of this Agreement shall be duly authorized, validly existing, fully paid and non-assessable and none of the Pledged Interests, including the Pledged Interests evidenced by the certificates identified under the name of the Obligor in Annex 1, shall be subject to any contractual restriction, or any restriction under the certificate of incorporation of Holdings (except for any such restriction contained herein).

          4.05    Intercreditor Agreement Events of Default, Etc.    Upon the occurrence and during the continuance of an Intercreditor Agreement Event of Default:

            (a)  the Holdings Collateral Agent shall have the rights, benefits, protections under this Agreement as more particularly provided in the Intercreditor Agreement;

            (b)  the Holdings Collateral Agent shall have all of the rights and remedies with respect to the MGE Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the MGE Collateral as if the Holdings Collateral Agent were the sole and absolute owner thereof (and the Obligor agrees to take all such action as may be appropriate to give effect to such right);

            (c)  the Holdings Collateral Agent may, at the direction of the Required Creditors, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the MGE Collateral, but shall be under no obligation to do so; and

            (d)  the Holdings Collateral Agent may, with respect to the MGE Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Holdings Collateral Agent, any other Secured Party or any of their respective agents, upon 10 Business Days' prior written notice to the Obligor of the time and place, sell, lease, assign or otherwise dispose of all or any part of such MGE Collateral, at such place or places as the Holdings Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk or liability), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except as provided above and such notice as is required above or by applicable statute that cannot be waived), and upon such other terms as the Holdings Collateral Agent, at the direction of the Required Creditors, may reasonably deem commercially reasonable, and the Holdings Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the MGE Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. The Holdings Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

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          The proceeds of each collection, sale or other disposition under this Section 4.05 shall be applied in accordance with Section 4.08 hereto.

          The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Holdings Collateral Agent may be compelled, with respect to any sale of all or any part of the MGE Collateral, to limit purchasers to those who will agree, among other things, to acquire the MGE Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to the Holdings Collateral Agent than those obtainable through a public sale without such restrictions. The parties hereto agree that any such private sale shall be made in a commercially reasonable manner and that the Holdings Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any MGE Collateral for the period of time necessary to permit Holdings or the issuer thereof to register it for public sale.

          4.06    Removals, Etc.    Without at least 30 days' prior written notice to the Holdings Collateral Agent, the Obligor shall not (i) maintain any of its books and records with respect to the MGE Collateral at any office, or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

          4.07    Private Sale.    The Holdings Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the MGE Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against the Holdings Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the MGE Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Holdings Collateral Agent accepts the first offer received and does not offer the MGE Collateral to more than one offeree.

          4.08    Application of Proceeds.    Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the MGE Collateral pursuant hereto, and any other cash at the time held by the Holdings Collateral Agent under this Section 4, shall be applied by the Holdings Collateral Agent in accordance with Section 16 of the Intercreditor Agreement.

          4.09    Attorney-in-Fact.    Without limiting any rights or powers granted by this Agreement to the Holdings Collateral Agent while no Intercreditor Agreement Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Intercreditor Agreement Event of Default, the Holdings Collateral Agent is hereby appointed the attorney-in-fact of the Obligor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Holdings Collateral Agent may, at the direction of the Required Creditors, deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Holdings Collateral Agent shall be entitled under this Section 4 to make collections in respect of the MGE Collateral, the Holdings Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Obligor representing any dividend, payment or other distribution in respect of the MGE Collateral or any part thereof and to give full discharge for the same.

          4.10    Perfection.    Prior to or concurrently with the execution and delivery of this Agreement, the Obligor shall deliver to the Holdings Collateral Agent all certificates identified in Annex 1, accompanied by undated stock powers duly executed in blank and shall deliver to the Holdings Collateral Agent a UCC-1 financing statement, for filing in each jurisdiction requested by the

6

  Holdings Collateral Agent, at the direction of the Required Creditors, naming the Obligor as debtor and duly signed by the Obligor.

          4.11    Termination.    When the Intercreditor Agreement Termination Date shall have occurred, this Agreement shall terminate, and the Holdings Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining MGE Collateral and money received in respect thereof, to or on the order of the Obligor. Upon the request, and at the expense of the Obligor, the Holdings Collateral Agent shall execute and deliver all such documentation necessary to release the pledge created pursuant to this Agreement.

          4.12    Further Assurances.    The Obligor agrees that, from time to time upon the written request of the Holdings Collateral Agent, the Obligor will execute and deliver such further documents and do such other acts and things as the Holdings Collateral Agent, at the direction of the Required Creditors, may reasonably request in order fully to effect the purposes of this Agreement.

        SECTION 5.    MISCELLANEOUS.

          5.01    Notices.    All notices, requests and other communications provided for herein shall be given or made in writing in the manner set forth in Section 24 of the Intercreditor Agreement. Unless otherwise changed in accordance with the Intercreditor Agreement by the respective parties hereto, all notices, requests and other communications to each party hereto shall be sent to the address for notices of such party set forth on the signature pages hereto.

          5.02    No Waiver.    No failure on the part of the Holdings Collateral Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holdings Collateral Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.03    Amendments, Etc.    The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Obligor and the Holdings Collateral Agent (with the consent of the Required Creditors in accordance with the Intercreditor Agreement). Any such amendment or waiver shall be binding upon the Holdings Collateral Agent and each other Secured Party, each holder of any of the Secured Obligations and the Obligor.

          5.04    Expenses.    The Obligor agrees to reimburse upon demand to the Holdings Collateral Agent and each of the other Secured Parties for all reasonable costs and expenses (including disbursements) of the Holdings Collateral Agent and such other Secured Parties (including, without limitation, the reasonable fees and expenses of legal counsel) incurred in connection with (i) the preparation, delivery, administration, execution and amendment of this Agreement, (ii) any Default and any enforcement, collection proceeding or sale resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Holdings Collateral Agent of any obligations of the Obligor in respect of the MGE Collateral that the Obligor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the MGE Collateral, and for the care of the MGE Collateral and defending or asserting rights and claims of the Holdings Collateral Agent in respect thereof, by litigation or otherwise, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (iii) the enforcement of

7

  this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

          5.05    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Obligor, the Holdings Collateral Agent, each of the other Secured Parties and each holder of any of the Secured Obligations (provided, however, that the Obligor shall not assign or transfer its rights hereunder without the prior written consent of the Holdings Collateral Agent).

          5.06    Counterparts.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          5.07    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

          5.08    Captions.    The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.09    Agents and Attorneys-in-Fact.    The Holdings Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible or liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          5.10    Severability.    If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed so as to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          5.11    Indemnification.    The Obligor also agrees to indemnify the Holdings Collateral Agent for, and to hold it harmless against, any loss, liability, damages, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Holdings Collateral Agent, as determined by a court of competent jurisdiction, for any action taken, suffered or omitted by the Holdings Collateral Agent in connection with the acceptance, administration and amendment of this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The indemnity provided herein shall survive the termination of this Agreement or the resignation or removal of the Holdings Collateral Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Obligor. The Holdings Collateral Agent shall be liable hereunder to the Obligor and any other Person only for its own gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction. Anything to the contrary notwithstanding, in no event shall the Holdings Collateral Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Holdings Collateral Agent has been advised of the likelihood of such loss or damage.

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        IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

MIDWEST GENERATION EME, LLC

By:

Name:
Title:
Address for Notices: One Financial Place 440 South LaSalle Street, Suite 3500 Chicago, IL 60605
Telecopier No.:[ ]

CITIBANK, N.A., not in its individual capacity but solely as Holding Collateral Agent

By:

Name:
Title:
Address for Notices:
Attn: Citibank Global Agency & Trust Services 111 Wall Street, 5th Floor, Zone 2 New York, NY 10005
Telecopier No.: (212) 657-3866

ANNEX 1

PLEDGED INTERESTS

Issuer	Certificate Nos.	Registered Owner	Type of Stock	Number of Shares
Edison Mission Midwest Holdings Co.

Issuer	Certificate Nos.	Registered Owner	Number of Shares
Collins Holdings EME, LLC

EXHIBIT C
to Intercreditor Agreement

PLEDGE AGREEMENT

between

EDISON MISSION MIDWEST HOLDINGS CO.

and

CITIBANK, N.A.
as Holdings Collateral Agent

Dated as of December 15, 1999

Annex 1—Pledged Interests

PLEDGE AGREEMENT

        PLEDGE AGREEMENT (this "Agreement") dated as of December 15, 1999, between EDISON MISSION MIDWEST HOLDINGS CO., a corporation organized under the laws of Delaware (the "Obligor"), and CITIBANK, N.A., as collateral agent for the Secured Parties under the Intercreditor Agreement referred to below (in such capacity, together with its successors in such capacity, the "Holdings Collateral Agent").

        Midwest Generation EME, LLC, the Obligor, Edison Mission Overseas Co., Midwest Generation, LLC ("Midwest"), Collins Holdings EME, LLC ("Collins"), each Owner Lessor referred to therein, Midwest Funding LLC, the Holdings Administrative Agent referred to therein, each Holder Representative referred to therein, each Other Representative referred to therein, the Depositary Bank referred to therein, the Depositary Agent referred to therein, the Midwest LC Issuer referred to therein and the Holdings Collateral Agent have entered into that certain Collateral Agency and Intercreditor Agreement (as amended, modified and supplemented and in effect from time to time, the "Intercreditor Agreement") dated as of December 15, 1999. This is one of the Pledge Agreements referred to in the Intercreditor Agreement.

        The Obligor is the sole member of Midwest on the date hereof and has, subject to the terms and conditions of this Agreement, agreed to grant a Lien and Security Interest in the Holdings Pledged Collateral referred to herein.

        NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    DEFINITIONS.    Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto under, the Intercreditor Agreement (including, without limitation, Appendix A thereto). In addition, as used herein:

          "Holdings Pledged Collateral" has the meaning assigned to such term in Section 3.

          "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property, financial condition or operations of the Obligor and its consolidated subsidiaries, taken as a whole, since the Effective Date, (ii) the ability of the Obligor to perform its obligations under any of the Financing Documents to which it is a party or (iii) the validity and enforceability of any of the Financing Documents to which the Obligor is a party, the liens granted thereunder or the rights and remedies thereto.

          "Midwest LLC Agreement" means the Limited Liability Company Agreement of Midwest, dated as of July 12, 1999.

          "Pledged Interests" has the meaning assigned to such term in Section 3(a).

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

        SECTION 2.    REPRESENTATIONS AND WARRANTIES.    The Obligor represents and warrants to the Holdings Collateral Agent and the other Secured Parties that as of the date hereof:

          (a)  The Obligor is the sole beneficial owner of the Holdings Pledged Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists upon such Holdings Pledged Collateral, except for the pledge and security interest in favor of the Holdings Collateral Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Holdings Pledged Collateral.

          (b)  The Pledged Interests evidenced by the certificates identified under the name of the Obligor in Annex 1 are duly authorized, validly existing, fully paid and non-assessable and none of the Pledged Interests is subject to any contractual restriction, or any restriction under the limited liability company agreement of Midwest (except for any such restriction contained herein).

          (c)  The Pledged Interests evidenced by the certificates identified under the name of the Obligor in Annex 1 constitute all the membership interests, shares or other ownership interests of any class or character of Midwest beneficially owned by the Obligor on the date hereof (whether or not registered in the name of the Obligor) and Annex 1 correctly identifies, as at the date hereof, the membership interests constituting the Pledged Interests and the respective amounts of such shares.

          (d)  Section 5.3 of the Midwest LLC Agreement is in full force and effect and the Obligor hereby warrants that Section 5.3 of the Midwest LLC Agreement shall not be amended without the express consent of the Holdings Collateral Agent (acting upon the instruction of the Required Creditors).

        SECTION 3.    THE PLEDGE.    As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Obligor hereby pledges and grants to the Holdings Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Obligor's right, title and interest in the following property, whether now owned by the Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Holdings Pledged Collateral"):

          (a)  the membership interests in Midwest identified in Annex 1 hereto or other ownership interests of whatever class or character of Midwest, now or hereafter owned by the Obligor, in each case together with the certificates (if any) evidencing the same (collectively, the "Pledged Interests");

          (b)  all membership interests, stock, securities, moneys or property representing a dividend on any of the Pledged Interests, or representing a distribution or return of capital upon or in respect of the Pledged Interests, or resulting from a split-up, revision, reclassification or any change of the Pledged Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

          (c)  in the event of any consolidation or merger in which Midwest is not the surviving entity, all ownership interests of any class or character of the successor entity formed by or resulting from such consolidation or merger; and

          (d)  all proceeds of and to any of the property of the Obligor described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Obligor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

        SECTION 4.    FURTHER ASSURANCES; REMEDIES.    In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Obligor hereby agrees until the Intercreditor Agreement Termination Date with the Holdings Collateral Agent and each of the other Secured Parties as follows:

          4.01    Delivery and Other Perfection.    The Obligor shall:

            (a)  if any of the membership interests, shares, securities, moneys or property required to be pledged by the Obligor under clauses (a), (b) and (c) of Section 3 are received by the Obligor, forthwith either (x) transfer and deliver to the Holdings Collateral Agent such membership interests, shares of stock or securities so received by the Obligor (together with the certificates for any such membership interests, shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Holdings Collateral Agent, pursuant to the terms of this Agreement, as part of

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    the Holdings Pledged Collateral or (y) take such other action as the Holdings Collateral Agent shall reasonably request, at the direction of the Required Creditors, to duly record the Lien created hereunder in such stock, securities, moneys or property in said clauses (a), (b) and (c);

            (b)  give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or reasonably requested by the Holdings Collateral Agent, at the direction of the Required Creditors, to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Holdings Collateral Agent, at any time following the occurrence and continuance of an Intercreditor Agreement Event of Default, to exercise and enforce its rights hereunder with respect to such pledge and security interest, causing any or all of the Holdings Pledged Collateral to be transferred of record into the name of the Holdings Collateral Agent or its nominee (and the Holdings Collateral Agent agrees that if any Holdings Pledged Collateral is transferred into its name or the name of its nominee, the Holdings Collateral Agent will thereafter promptly give to the Obligor copies of any notices and communications received by it with respect to the Holdings Pledged Collateral pledged by the Obligor hereunder);

            (c)  keep full and accurate books and records relating to the Holdings Pledged Collateral, and stamp or otherwise mark such books and records in such manner as the Holdings Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

            (d)  permit representatives or agents of the Holdings Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Holdings Pledged Collateral, and, upon the occurrence and during the continuation of an Intercreditor Agreement Event of Default, permit representatives or agents of the Holdings Collateral Agent to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the Holdings Pledged Collateral, and forward copies of any notices or communications received by the Obligor with respect to the Holdings Pledged Collateral, all in such manner as the Holdings Collateral Agent may require.

          4.02    Other Financing Statements and Liens.

            (1)  The Obligor shall not create, incur, assume or suffer to exist any Lien upon the Holdings Pledged Collateral at any time, except for the pledge and security interest in favor of the Holdings Collateral Agent for the benefit of the Secured Parties created pursuant hereto or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Holdings Pledged Collateral.

            (2)  Without the prior written consent of the Holdings Collateral Agent (acting upon the instruction of the Required Creditors), the Obligor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Holdings Pledged Collateral in which the Holdings Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

          4.03    Preservation of Rights.    The Holdings Collateral Agent is not required to take any steps necessary to preserve any rights against prior parties to any of the Holdings Pledged Collateral.

          4.04    Special Provisions Relating to the Holdings Pledged Collateral.

            (1)  The Obligor will cause the Holdings Pledged Collateral to constitute at all times all ownership interests of any class or character of Midwest then outstanding.

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            (2)  Notwithstanding Section 3(d) hereof, the Lien on and Security Interest in any amounts constituting Holdings Pledged Collateral or the proceeds thereof deposited into the Cashflow Recapture Fund, in accordance with the Holdings Credit Agreement, shall, contemporaneously with such deposit, automatically terminate and be released and upon such deposit and at all times thereafter such amounts shall not constitute Holdings Pledged Collateral.

            (3)  So long as no Intercreditor Agreement Event of Default shall have occurred and be continuing, the Obligor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Holdings Pledged Collateral for all purposes not inconsistent with the terms of this Agreement, any other Financing Document or any other instrument or agreement referred to herein; provided that the Obligor agrees that it will not vote the Holdings Pledged Collateral in any manner that is inconsistent with the terms of this Agreement or any other Financing Document; and the Holdings Collateral Agent, at the direction of the Required Creditors, shall execute and deliver to the Obligor or cause to be executed and delivered to the Obligor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligor may reasonably request for the purpose of enabling the Obligor to exercise the rights and powers that they are entitled to exercise pursuant to this Section 4.04(3).

            (4)  Unless and until an Intercreditor Agreement Event of Default has occurred and is continuing, the Obligor shall be entitled to receive and retain any and all distributions on the Holdings Pledged Collateral paid in cash in compliance with Section 8.2.7 of the Credit Agreement (and the correlative provisions of the other Financing Documents).

            (5)  All Pledged Interests in which the Obligor shall hereafter grant a security interest pursuant to Section 3 of this Agreement shall be duly authorized, validly existing, fully paid and non-assessable and none of the Pledged Interests, including the Pledged Interests evidenced by the certificates identified under the name of the Obligor in Annex 1, shall be subject to any contractual restriction, or any restriction under the Midwest LLC Agreement (except for any such restriction contained herein).

          4.05    Intercreditor Agreement Events of Default, Etc.    Upon the occurrence and during the continuance of an Intercreditor Agreement Event of Default:

            (a)  the Holdings Collateral Agent shall have the rights, benefits, protections under this Agreement as more particularly provided in the Intercreditor Agreement;

            (b)  the Holdings Collateral Agent shall have all of the rights and remedies with respect to the Holdings Pledged Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Holdings Pledged Collateral as if the Holdings Collateral Agent were the sole and absolute owner thereof (and the Obligor agrees to take all such action as may be appropriate to give effect to such right);

            (c)  the Holdings Collateral Agent may, at the direction of the Required Creditors, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Holdings Pledged Collateral, but shall be under no obligation to do so; and

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            (d)  the Holdings Collateral Agent may, with respect to the Holdings Pledged Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Holdings Collateral Agent, any other Secured Party or any of their respective agents, upon ten (10) Business Days' prior written notice to the Obligor of the time and place, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Holdings Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk or liability), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except as provided above and such notice as is required above or by applicable statute that cannot be waived), and upon such other terms as the Holdings Collateral Agent, at the direction of the Required Creditors, may reasonably deem commercially reasonable, and the Holdings Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Holdings Pledged Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. The Holdings Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

          The proceeds of each collection, sale or other disposition under this Section 4.05 shall be applied in accordance with Section 4.09 hereto.

          The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Holdings Collateral Agent may be compelled, with respect to any sale of all or any part of the Holdings Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire the Holdings Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to the Holdings Collateral Agent than those obtainable through a public sale without such restrictions. The parties hereto agree that any such private sale shall be made in a commercially reasonable manner and that the Holdings Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Holdings Pledged Collateral for the period of time necessary to permit Midwest or the issuer thereof to register it for public sale.

          4.06    Deficiency.    If the proceeds of sale, collection or other realization of or upon the Holdings Pledged Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligor shall remain liable for any deficiency to the extent the Obligor is obligated under this Agreement.

          4.07    Removals, Etc.    Without at least 30 days' prior written notice to the Holdings Collateral Agent, the Obligor shall not (i) maintain any of its books and records with respect to the Holdings Pledged Collateral at any office, or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

          4.08    Private Sale.    The Holdings Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the Holdings Pledged Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against the Holdings Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the Holdings Pledged Collateral may have been sold

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  at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Holdings Collateral Agent accepts the first offer received and does not offer the Holdings Pledged Collateral to more than one offeree.

          4.09    Application of Proceeds.    Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Holdings Pledged Collateral pursuant hereto, and any other cash at the time held by the Holdings Collateral Agent under this Section 4, shall be applied by the Holdings Collateral Agent in accordance with Section 16 of the Intercreditor Agreement.

          4.10    Attorney-in-Fact.    Without limiting any rights or powers granted by this Agreement to the Holdings Collateral Agent while no Intercreditor Agreement Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Intercreditor Agreement Event of Default, the Holdings Collateral Agent is hereby appointed the attorney-in-fact of the Obligor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Holdings Collateral Agent may, at the direction of the Required Creditors, deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Holdings Collateral Agent shall be entitled under this Section 4 to make collections in respect of the Holdings Pledged Collateral, the Holdings Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Obligor representing any dividend, payment or other distribution in respect of the Holdings Pledged Collateral or any part thereof and to give full discharge for the same.

          4.11    Perfection.    Prior to or concurrently with the execution and delivery of this Agreement, the Obligor shall deliver to the Holdings Collateral Agent all certificates identified in Annex 1, accompanied by undated stock powers duly executed in blank and shall deliver to the Holdings Collateral Agent a UCC-1 financing statement, for filing in each jurisdiction requested by the Holdings Collateral Agent, at the direction of the Required Creditors, naming the Obligor as debtor and duly signed by the Obligor.

          4.12    Termination.    When the Intercreditor Agreement Termination Date shall have occurred, this Agreement shall terminate, and the Holdings Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Holdings Pledged Collateral and money received in respect thereof, to or on the order of the Obligor. Upon the request, and at the expense of the Obligor, the Holdings Collateral Agent shall execute and deliver all such documentation necessary to release the pledge created pursuant to this Agreement.

          4.13    Further Assurances.    The Obligor agrees that, from time to time upon the written request of the Holdings Collateral Agent, the Obligor will execute and deliver such further documents and do such other acts and things as the Holdings Collateral Agent, at the direction of the Required Creditors, may reasonably request in order fully to effect the purposes of this Agreement.

        SECTION 5.    MISCELLANEOUS.

          5.01    Notices.    All notices, requests and other communications provided for herein shall be given or made in writing in the manner set forth in Section 24 of the Intercreditor Agreement. Unless otherwise changed in accordance with the Intercreditor Agreement by the respective parties hereto, all notices, requests and other communications to each party hereto shall be sent to the address for notices of such party set forth on the signature pages hereto.

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          5.02    No Waiver.    No failure on the part of the Holdings Collateral Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holdings Collateral Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.03    Amendments, Etc.    The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Obligor and the Holdings Collateral Agent (with the consent of the Required Creditors in accordance with the Intercreditor Agreement). Any such amendment or waiver shall be binding upon the Holdings Collateral Agent and each other Secured Party, each holder of any of the Secured Obligations and the Obligor.

          5.04    Expenses.    The Obligor agrees to reimburse upon demand to the Holdings Collateral Agent and each other Secured Party for all reasonable costs and expenses (including disbursements) of the Holdings Collateral Agent and such other Secured Parties (including, without limitation, the reasonable fees and expenses of legal counsel) incurred in connection with (i) the preparation, delivery, administration, execution and amendment of this Agreement, (ii) any Default and any enforcement or collection proceeding or sale resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Holdings Collateral Agent of any obligations of the Obligor in respect of the Holdings Pledged Collateral that the Obligor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Holdings Pledged Collateral, and for the care of the Holdings Pledged Collateral and defending or asserting rights and claims of the Holdings Collateral Agent in respect thereof, by litigation or otherwise, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (iii) the enforcement of this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

          5.05    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Obligor, the Holdings Collateral Agent, each of the other Secured Parties and each holder of any of the Secured Obligations (provided, however, that the Obligor shall not assign or transfer its rights hereunder without the prior written consent of the Holdings Collateral Agent).

          5.06    Counterparts.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          5.07    Governing Law; Submission to Jurisdiction.    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

          5.08    Captions.    The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.09    Agents and Attorneys-in-Fact.    The Holdings Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible or liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          5.10    Severability.    If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed so as to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

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        IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

EDISON MISSION MIDWEST HOLDINGS CO.

By:

Name:
Title:
Address for Notices:
18101 Von Karman Avenue Suite 1700 Irvine, CA 92616 Attention: General Counsel Telecopier No.: [ ]

CITIBANK, N.A., not in its individual capacity but solely as Holding Collateral Agent

By:

Name:
Title:
Address for Notices:
Attn: Citibank Global Agency & Trust Services 111 Wall Street, 5th Floor, Zone 2 New York, NY 10005
Telecopier No.: (212) 657-3866

ANNEX 1

PLEDGED INTERESTS

Issuer	Certificate Nos.	Registered Owner	Number of Units
Midwest Generation, LLC

EXHIBIT D
to Intercreditor Agreement

PLEDGE AGREEMENT

among

EDISON MISSION OVERSEAS CO.

and

CITIBANK, N.A.
as Holdings Collateral Agent

Dated as of December 15, 1999

PLEDGE AGREEMENT

        PLEDGE AGREEMENT (this "Agreement") dated as of December 15, 1999, between EDISON MISSION OVERSEAS CO., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Obligor") and CITIBANK, N.A., as collateral agent for the Secured Parties under the Intercreditor Agreement referred to below (in such capacity, together with its successors in such capacity, the "Holdings Collateral Agent").

        Midwest Generation EME, LLC, Edison Mission Midwest Holdings Co. ("Holdings"), the Obligor, Midwest Generation, LLC ("Midwest"), Collins Holdings EME, LLC, each Owner Lessor referred to therein, Midwest Funding LLC, the Holdings Administrative Agent referred to therein, each Holder Representative referred to therein, each Other Representative referred to therein, the Depositary Bank referred to therein, the Depositary Agent referred to therein, the Midwest LC Issuer referred to therein and the Holdings Collateral Agent have entered into that certain Collateral Agency and Intercreditor Agreement (as amended, modified and supplemented and in effect from time to time, the "Intercreditor Agreement") dated as of December 15, 1999. This is one of the Pledge Agreements referred to in the Intercreditor Agreement.

        The Obligor has extended loans to Midwest in exchange for the EMOC Acquisition Notes (defined herein) and has, subject to the terms and conditions of this Agreement, agreed to grant a Lien and Security Interest in the EMOC Collateral referred to herein.

        NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    DEFINITIONS.    Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto under, the Intercreditor Agreement (including, without limitation, Appendix A thereto). in addition, as used herein:

          "EMOC Acquisition Notes" means the three subordinated promissory notes issued pursuant to the Subordinated Loan Agreement and dated the Effective Date by Midwest payable to the Obligor in principal amounts of $840 million, $839 million and $150 million, respectively.

          "EMOC Collateral" has the meaning assigned to such term in Section 3.

          "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property, financial condition or operations of the Obligor and its consolidated subsidiaries taken as a whole, since the Effective Date, (ii) the ability of the Obligor to perform its obligations under any of the Financing Documents to which it is a party or (iii) the validity and enforceability of any of the Financing Documents to which the Obligor is a party, the liens granted thereunder or the rights and remedies thereto.

          "Records" has the meaning assigned to such term in Section 2.

          "Subordinated Loan Agreement" means the subordinated loan agreement dated as of December 15, 1999 by and between Midwest and the Obligor.

          "Subordinated Revolving Loan Agreement" means the subordinated revolving loan agreement dated as of December 15, 1999 by and between Midwest and the Obligor.

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

        SECTION 2.    REPRESENTATIONS AND WARRANTIES.    The Obligor represents and warrants to the Holdings Collateral Agent and the other Secured Parties that as of the date hereof:

          The Obligor is duly organized, validly existing and in good standing under the laws of Delaware, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not result in a Material

  Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

        SECTION 3.    THE PLEDGE.    As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Obligor hereby pledges and grants to the Holdings Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Obligor's right, title and interest in the following property, whether now owned by the Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "EMOC Collateral"):

          (a)  the EMOC Acquisition Notes;

          (b)  the Subordinated Loan Agreement and related promissory notes issued pursuant to the Subordinated Loan Agreement;

          (c)  the Subordinated Revolving Loan Agreement and related promissory notes issued pursuant to the Subordinated Revolving Loan Agreement; and

          (d)  all proceeds, rents, profits, income, benefits, substitutions and replacements of, and to any of the property of the Obligor described in clauses (a), (b) and (c) of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Obligor in respect of any of the items listed above) and, to the extent related to any property described in clauses (a), (b) and (c) of this Section or such proceeds, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Obligor or any computer bureau or service company from time to time acting for the Obligor.

        SECTION 4.    FURTHER ASSURANCES; REMEDIES.    In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Obligor hereby agrees with the Holdings Collateral Agent and each of the other Secured Parties as follows:

          4.01.    Delivery and Other Perfection.    The Obligor shall:

            (a)  if any of the intercompany notes required to be pledged by the Obligor under clauses (a), (b) and (c) of Section 3 are received by the Obligor, forthwith either (x) transfer and deliver to the Holdings Collateral Agent such intercompany notes so received by the Obligor (accompanied by undated bond power in blank), all of which thereafter shall be held by the Holdings Collateral Agent, pursuant to the terms of this Agreement, as part of the EMOC Collateral or (y) take such other action as the Holdings Collateral Agent shall request, at the direction of the Required Creditors, to duly record the Lien created hereunder in such intercompany notes;

            (b)  give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or reasonably requested by the Holdings Collateral Agent, at the direction of the Required Creditors, to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Holdings Collateral Agent, at any time following the occurrence and continuance of an Intercreditor Agreement Event of Default, to exercise and enforce its rights hereunder with respect to such pledge and security interest;

            (c)  keep full and accurate books and records relating to the EMOC Collateral, and stamp or otherwise mark such books and records in such manner as the Holdings Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

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            (d)  permit representatives or agents of the Holdings Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the EMOC Collateral, and, upon the occurrence and during the continuation of an Intercreditor Agreement Event of Default, permit representatives or agents of the Holdings Collateral Agent to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the EMOC Collateral, and forward copies of any notices or communications received by the Obligor with respect to the EMOC Collateral, all in such manner as the Holdings Collateral Agent may require.

          4.02.    Other Financing Statements and Liens.    Except as otherwise permitted under Section 8.2.2 of the Holdings Credit Agreement, without the prior written consent of the Holdings Collateral Agent (acting upon the instruction of the Required Creditors), the Obligor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the EMOC Collateral in which the Holdings Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

          4.03.    Preservation of Rights.    The Holdings Collateral Agent is not required to take any steps necessary to preserve any rights against prior parties to any of the EMOC Collateral.

          4.04.    Special Provisions Relating to the EMOC Collateral.

            (1)  Unless and until an Intercreditor Agreement Event of Default has occurred and is continuing, the Obligor shall be entitled to receive and retain any and all payments on the EMOC Collateral.

            (2)  Notwithstanding Section 3(d) hereof, the Lien on and Security Interest in any amounts constituting EMOC Collateral or the proceeds thereof which have been distributed to Holdings in accordance with the terms of the Subordinated Loan Agreement and subsequently deposited into the Cashflow Recapture Fund, in accordance with the Holdings Credit Agreement, shall, contemporaneously with such deposit, automatically terminate and be released and upon such deposit and at all times thereafter such amounts shall not constitute EMOC Collateral.

          4.05.    Intercreditor Agreement Events of Default, Etc.    Upon the occurrence and during the continuance of an Intercreditor Agreement Event of Default:

            (a)  the Holdings Collateral Agent shall have the rights, benefits and protections under this Agreement as more particularly provided in the Intercreditor Agreement;

            (b)  the Obligor shall, at the request of the Holdings Collateral Agent, assemble the EMOC Collateral owned by it at such place or places, reasonably convenient to both the Holdings Collateral Agent and the Obligor, designated in its request;

            (c)  the Holdings Collateral Agent may make any reasonable compromise or settlement at the direction of the Required Creditors deemed desirable with respect to any of the EMOC Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the EMOC Collateral at the direction of the Required Creditors;

            (d)  the Holdings Collateral Agent shall have all of the rights and remedies with respect to the EMOC Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the EMOC Collateral as if the

3

    Holdings Collateral Agent were the sole and absolute owner thereof (and the Obligor agrees to take all such action as may be appropriate to give effect to such right);

            (e)  the Holdings Collateral Agent may, at the direction of the Required Creditors, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the EMOC Collateral, but shall be under no obligation to do so; and

            (f)    the Holdings Collateral Agent may, with respect to the EMOC Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Holdings Collateral Agent, any other Secured Party or any of their respective agents, upon ten (10) Business Days prior written notice to the Obligor of the time and place, sell, lease, assign or otherwise dispose of all or any part of such EMOC Collateral, at such place or places as the Holdings Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk or liability), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except as provided above and such notice as is required above or by applicable statute that cannot be waived), and upon such other terms as the Holdings Collateral Agent, at the direction of the Required Creditors, may reasonably deem commercially reasonable, and the Holdings Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the EMOC Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. The Holdings Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

          The proceeds of each collection, sale or other disposition under this Section 4.05 shall be applied in accordance with Section 4.09 hereto.

          The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Holdings Collateral Agent may be compelled, with respect to any sale of all or any part of the EMOC Collateral, to limit purchasers to those who will agree, among other things, to acquire the EMOC Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to the Holdings Collateral Agent than those obtainable through a public sale without such restrictions. The parties hereto agree that any such private sale shall be made in a commercially reasonable manner and that the Holdings Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any EMOC Collateral for the period of time necessary to permit the respective issuer or issuers thereof to register it for public sale.

          4.06.    Deficiency.    If the proceeds of sale, collection or other realization of or upon the EMOC Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligor shall remain liable for any deficiency to the extent the Obligor is obligated under this Agreement.

          4.07.    Removals, Etc.    Without at least 30 days' prior written notice to the Holdings Collateral Agent, the Obligor shall not (i) maintain any of its books and records with respect to the EMOC Collateral at any office, or maintain its principal place of business at any place other than at the address indicated beneath the signature of Holdings to the Credit Agreement or

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  (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

          4.08.    Private Sale.    The Holdings Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the EMOC Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against the Holdings Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the EMOC Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Holdings Collateral Agent accepts the first offer received and does not offer the EMOC Collateral to more than one offeree.

          4.09.    Application of Proceeds.    Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the EMOC Collateral pursuant hereto, and any other cash at the time held by the Holdings Collateral Agent under this Section 4, shall be applied by the Holdings Collateral Agent in accordance with Section 16 of the Intercreditor Agreement.

          4.10.    Attorney-in-Fact.    Without limiting any rights or powers granted by this Agreement to the Holdings Collateral Agent while no Intercreditor Agreement Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Intercreditor Agreement Event of Default, the Holdings Collateral Agent is hereby appointed the attorney-in-fact of the Obligor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Holdings Collateral Agent may at the direction of the Required Creditors deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Holdings Collateral Agent shall be entitled under this Section 4 to make collections in respect of the EMOC Collateral, the Holdings Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Obligor representing any dividend, payment or other distribution in respect of the EMOC Collateral or any part thereof and to give full discharge for the same.

          4.11.    Perfection.    Prior to or concurrently with the execution and delivery of this Agreement, the Obligor shall (i) file such financing statements and other documents in such offices as the Holdings Collateral Agent may request to perfect the security interests granted by Section 3 of this Agreement, (ii) deliver to the Holdings Collateral Agent the EMOC Acquisition Notes and any other intercompany notes held by it, accompanied by undated bond power duly executed in blank and (iii) shall deliver to the Holdings Collateral Agent a UCC-1 financing statement for filing, in each jurisdiction requested by the Holdings Collateral Agent, at the direction of the Required Creditors, naming the Obligor as debtor and duly signed by the Obligor.

          4.12.    Termination.    When the Intercreditor Agreement Termination Date shall have occurred, this Agreement shall terminate, and the Holdings Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining EMOC Collateral and money received in respect thereof, to or on the order of the Obligor. Upon the request, and at the expense of the Obligor, the Holdings Collateral Agent shall execute and deliver all such documentation necessary to release the pledge created pursuant to this Agreement.

          4.13.    Further Assurances.    The Obligor agrees that, from time to time upon the written request of the Holdings Collateral Agent, the Obligor will execute and deliver such further documents and do such other acts and things as the Holdings Collateral Agent may, at the direction of the Required Creditors, request in order to fully effect the purposes of this Agreement.

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        SECTION 5.    MISCELLANEOUS.

          5.01.    Notices.    All notices, requests and other communications provided for herein shall be given or made in writing in the manner set forth in Section 24 of the Intercreditor Agreement. Unless otherwise changed in accordance with the Intercreditor Agreement by the respective parties hereto, all notices, requests and other communications to each party hereto shall be sent to the address for notices of such party set forth on the signature pages hereto.

          5.02.    No Waiver.    No failure on the part of the Holdings Collateral Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holdings Collateral Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.03.    Amendments, Etc.    The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Obligor and the Holdings Collateral Agent (with the consent of the Required Creditors in accordance with the Intercreditor Agreement). Any such amendment or waiver shall be binding upon the Holdings Collateral Agent and each other Secured Party, each holder of any of the Secured Obligations and the Obligor.

          5.04.    Expenses.    The Obligor agrees to reimburse upon demand to the Holdings Collateral Agent and each of the other Secured Parties for all reasonable costs and expenses (including disbursements) of the Holdings Collateral Agent and such other Secured Parties (including, without limitation, the reasonable fees and expenses of legal counsel) incurred in connection with (i) the preparation, delivery, administration, execution and amendment of this Agreement, (ii) any Default and any enforcement, collection proceeding or sale resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Holdings Collateral Agent of any obligations of the Obligor in respect of the EMOC Collateral that the Obligor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the EMOC Collateral, and for the care of the EMOC Collateral and defending or asserting rights and claims of the Holdings Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (iii) the enforcement of this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

          5.05.    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Obligor, the Holdings Collateral Agent, each of the other Secured Parties and each holder of any of the Secured Obligations (provided, however, that the Obligor shall not assign or transfer its rights hereunder without the prior written consent of the Holdings Collateral Agent).

          5.06.    Counterparts.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          5.07.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

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          5.08.    Captions.    The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.09.    Agents and Attorneys-in-Fact.    The Holdings Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible or liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          5.10.    Severability.    If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed so as to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          5.11.    Indemnification.    The Obligor also agrees to indemnify the Holdings Collateral Agent for, and to hold it harmless against, any loss, liability, damages, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Holdings Collateral Agent, as determined by a court of competent jurisdiction, for any action taken, suffered or omitted by the Holdings Collateral Agent in connection with the acceptance, administration and amendment of this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The indemnity provided herein shall survive the termination of this Agreement or the resignation or removal of the Holdings Collateral Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Obligor. The Holdings Collateral Agent shall be liable hereunder to the Obligor and any other Person only for its own gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction. Anything to the contrary notwithstanding, in no event shall the Holdings Collateral Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Holdings Collateral Agent has been advised of the likelihood of such loss or damage.

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        IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

EDISON MISSION OVERSEAS CO.

By:

Name:
Title:
Address for Notices:
18101 Von Karman Avenue Suite 1700 Irvine, CA 92616 Attention: General Counsel Telecopier No.:[ ]

CITIBANK, N.A., not in its individual capacity but solely as Holding Collateral Agent

By:

Name:
Title:
Address for Notices:
Attn: Citibank Global Agency & Trust Services 111 Wall Street, 5th Floor, Zone 2 New York, NY 10005
Telecopier No.: (212) 657-3866

QuickLinks

  Exhibit 10.26
INTERCREDITOR AGREEMENT
  SCHEDULE I to Intercreditor Agreement
  SCHEDULE II to Intercreditor Agreement
  ANNEX A to Intercreditor Agreement
  EXHIBIT A to Intercreditor Agreement
  EXHIBIT B to Intercreditor Agreement
PLEDGE AGREEMENT
  ANNEX 1
  EXHIBIT C to Intercreditor Agreement
PLEDGE AGREEMENT
  ANNEX 1
  EXHIBIT D to Intercreditor Agreement
PLEDGE AGREEMENT